File Nos. 333-47011
                                                                       811-08673
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

      Pre-Effective Amendment No.                                           [__]


      Post-Effective Amendment No. 16                                       [X]

                                                and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]


      Amendment No. 16                                                      [X]


                             (Check appropriate box or boxes.)

                               DREYFUS INVESTMENT PORTFOLIOS
                     (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York        10166
            (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                                    Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                          (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
       X    on May 1, 2001 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(1)
      ----
            on     (date)         pursuant to paragraph (a)(1)
      ----       ---------------
            75 days after filing pursuant to paragraph (a)(2)
      ----
            on     (date)         pursuant to paragraph (a)(2) of Rule 485
      ----       ---------------



If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a ---- previously filed post-effective amendment.



Dreyfus Investment Portfolios

Core Bond Portfolio


Seeks to maximize total return by investing in fixed-income securities

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                            Core Bond Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks to maximize total return through capital appreciation and current income. To pursue this goal, the portfolio invests at least 65% of its assets in fixed-income securities, such as: U.S. government bonds and notes, corporate bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, and foreign bonds of issuers located in developed and emerging markets. The portfolio also may own warrants and common stock acquired in "units" with bonds.


Generally, the portfolio seeks to maintain an investment grade (BBB/Baa) average credit quality. However, the portfolio may invest up to 35% of its assets in lower-rated securities (" high yield" or "junk" bonds). The portfolio has the flexibility to shift its investment focus among different fixed-income securities, based on market conditions and other factors. In choosing market sectors and securities for investment, the issuer's financial strength, and the current state and long-term outlook of the industry or sector are reviewed. Current and forecasted interest rate and liquidity conditions also are important factors in this regard.

Typically, the portfolio can be expected to have an average effective maturity of between 5 and 10 years and an average effective duration between 3.5 and 6 years. While the portfolio' s duration and maturity usually will stay within these ranges, if the maturity or duration of the portfolio's benchmark index moves outside these ranges, so may the portfolio's.

Concepts to understand

AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a portfolio's duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential.

BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of "AAA" (highly unlikely to default) through a low of "D" (companies already in default).

                                                                  The Portfolio
[Page 1]


MAIN RISKS

The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money. The portfolio's principal risks include:

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio' s share price. The longer the portfolio's effective maturity and duration, the more its share price is likely to react to changes in interest rates.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price. High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* MARKET RISK. The portfolio' s overall risk level will depend on the market sectors in which the portfolio is invested and the current interest rate, liquidity and credit quality of such sectors.

* ILLIQUIDITY RISK. When there is no active trading market for specific securities, it can become more difficult to sell the securities. In such a market, the value of such securities and the portfolio's share price may fall dramatically.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgages underlying mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the portfolio's potential price gain in response to falling interest rates, reduce the portfolio' s yield, or cause the portfolio's share price to fall. When interest rates rise, the portfolio' s maturity may lengthen in response to a drop in mortgage prepayments. This would increase the portfolio's sensitivity to rising rates and its potential for price declines.

* FOREIGN RISK. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.


Under certain market conditions, usually during periods of market illiquidity or rising interest rates, the portfolio's "callable" issues are less likely to be called for payment before their maturity. This could lengthen the portfolio's maturity, which could increase the portfolio's sensitivity to rising interest rates and its potential for price declines.


Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts, and certain mortgage-related and asset-backed securities. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such investments can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may buy securities on a forward commitment basis and may enter into reverse repurchase agreements. Those investment strategies may have a leveraging effect on the portfolio, thus potentially increasing its overall volatility.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]

PAST PERFORMANCE


Since each class of shares of the portfolio has less than one calendar year of performance, past performance information is not included in this section of the prospectus.


                                                                  The Portfolio
[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for information on those fees or charges.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.60%         0.60%

Rule 12b-1 fee                                           none         0.25%


Other expenses                                          1.30%         1.30%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.90%         2.15%

Fee waiver and/or expense
reimbursement                                         (1.10%)       (1.35%)

--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 0.80%         0.80%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 0.80%.
     ---------------------------------------------------------------------------



Expense example

                                               1 Year               3 Years                5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                              $82                  $490                  $924                    $2,132

SERVICE SHARES                              $82                  $543                  $1,030                  $2,376




This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.



[Page 4]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. The portfolio has agreed to pay Dreyfus an annual management fee of 0.60% of the portfolio's average daily net assets. For the fiscal period May 1, 2000 (commencement of operations) through December 31, 2000, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus taxable fixed income team, which consists of sector specialists, collectively makes investment decisions for the portfolio. The team' s specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                  The Portfolio
[Page 5]


MANAGEMENT (CONTINUED)

Performance Information for a Related Public Fund


The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Dreyfus -- Dreyfus Premier Core Bond Fund -- Class A shares (the "Public Fund"). The portfolio currently has the same investment team as the Public Fund. The table at right shows average annual total return information for the Public Fund and for the Merrill Lynch Domestic Master Index, the benchmark index of the portfolio and the Public Fund. NO PERFORMANCE INFORMATION IS SHOWN FOR THE PORTFOLIO, WHICH DID NOT HAVE ITS OWN FULL YEAR OF PERFORMANCE AS OF DECEMBER 31, 2000.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's total annual operating expenses for the fiscal year ended October 31, 2000 were 1.01% of its average daily net assets. The performance figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund reflects the reinvestment of dividends and other distributions.

Historical performance information for Class A shares of the Public Fund and the Merrill Lynch Domestic Master Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                             1 Year                      5 Years                       10 Years
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS PREMIER
CORE BOND FUND

      CLASS A (NAV)                           9.13%                        7.21%                         9.12%

      CLASS A
      (WITH SALES LOAD)                       4.23%                        6.23%                         8.62%

MERRILL LYNCH
DOMESTIC
MASTER INDEX*                                 11.73%                        6.47%                        8.01%


*    THE  MERRILL  LYNCH  DOMESTIC  MASTER  INDEX  IS AN  UNMANAGED  PERFORMANCE
     BENCHMARK FOR U.S.  GOVERNMENT  SECURITIES AND INVESTMENT  GRADE  CORPORATE
     SECURITIES  WITH  MATURITIES  GREATER  THAN  OR  EQUAL  TO  ONE  YEAR.  ALL
     PERFORMANCE  FIGURES  REFLECT  THE  REINVESTMENT  OF  DIVIDENDS  AND  OTHER
     DISTRIBUTIONS.



[Page 6]


FINANCIAL HIGHLIGHTS


The following table describes the performance of the portfolio's Initial shares for the fiscal period indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during the period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.




                                                                                    INITIAL SHARES              SERVICE SHARES
                                                                                   ------------------           ---------------
                                                                                     PERIOD ENDED                PERIOD ENDED
                                                                                     DECEMBER 31,                 DECEMBER 31,
                                                                                         2000(1)                      2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                                                       12.50                      12.93

 Investment operations:  Investment income -- net                                            .50                         --

                         Net realized and unrealized gain (loss) on investments              .56                         --

 Total from investment operations                                                           1.06                         --

 Distributions:          Dividends from investment income -- net                           (.50)                         --

                         Dividends from net realized gain on investments                   (.12)                         --

 Total distributions                                                                       (.62)                         --

 Net asset value, end of period                                                            12.94                      12.93

 Total return (%)                                                                        8.61(3)                         --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)                                               .80(4)                          --

Ratio of net investment income to average net assets (%)                                  6.24(4)                         --

Decrease reflected in above expense ratio due to actions by Dreyfus (%)                   1.10(4)                         --

Portfolio turnover rate (%)                                                             953.66(3)                    953.66(3)
--------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                     12,048                           1

(1)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.





                                                                  The Portfolio

[Page 7]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: CORE BOND PORTFOLIO/ SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio' s investments are generally valued by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund's board.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.


[Page 8]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

[Page 9]
                                                           For More Information

Dreyfus Investment Portfolios
Core Bond Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes  the  portfolio's performance, lists portfolio holdings and contains a
letter  from  the  portfolio   manager  discussing  recent  market  conditions,
economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal period.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
165P0501



Dreyfus Investment Portfolios

Core Value Portfolio


Seeks long-term capital growth by investing in large-cap stocks

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                           Core Value Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      6

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   7

Exchange Privilege                                                        8

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


[Page]

GOAL/APPROACH

The portfolio seeks long-term growth of capital, with current income as a secondary objective. To pursue these goals, the portfolio invests primarily in stocks of large-cap value companies (market capitalizations of $1 billion and above) . The portfolio typically invests mainly in the stocks of U.S. issuers, and will limit its foreign stock holdings to 20% of the value of its total assets. The portfolio's stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts.

In choosing stocks, the portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a " top-down" approach) , and looks for value companies. A three-step value screening process is used to select stocks:

*    VALUE:   quantitative   screens   track   traditional   measures   such  as
     price-to-earnings, price-to-book and price-to-sales; these ratios are analyzed and compared against the market

* SOUND BUSINESS FUNDAMENTALS: a company' s balance sheet and income data are examined to determine the company's financial history

* POSITIVE BUSINESS MOMENTUM: a company' s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition

The portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

LARGE-CAP COMPANIES: established companies that are considered "known quantities." Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

                                                                  The Portfolio
[Page 1]


MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.

Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock' s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already underpriced. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Any foreign securities purchased by the portfolio include special risks, such as
exposure   to   currency  fluctuations,  changing  political  climate,  lack  of comprehensive company information and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its primary investment objective.


Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]


PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of the Initial shares to that of the Standard & Poor's 500/BARRA Value Index (S&P 500 BARRA Value), a broad measure of stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)


INITIAL SHARES


                                                19.73  12.06
91    92    93    94    95    96    97    98    99     00


BEST QUARTER:                    Q4 '99                     +13.16%

WORST QUARTER:                   Q3 '99                     -10.40%
--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/00



                                                                                                          Since
                                                                                                        inception

                                                                   1 Year                                (5/1/98)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                      12.06%                                 9.26%

S&P 500 BARRA VALUE                                                  6.08%                                 7.57%*

*    FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE
     BEGINNING VALUE ON 5/1/98.



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.75%         0.75%

Rule 12b-1 fee                                           none          0.25%


Other expenses                                          0.29%          0.29%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.04%          1.29%

Fee waiver and/or expense
reimbursement                                         (0.04%)         (0.29%)


--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.00%          1.00%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 0.97% INSTEAD OF 1.00%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


     ---------------------------------------------------------------------------

Expense example



                                                  1 Year                 3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------



INITIAL SHARES                               $102                 $327                   $570                 $1,267

SERVICE SHARES                               $102                 $380                   $680                 $1,531



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.


[Page 4]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.68% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The portfolio' s primary portfolio manager is Valerie J. Sill. She has been a portfolio manager of the portfolio since its inception. Ms. Sill is a portfolio manager of Dreyfus and senior vice president of The Boston Company Asset Management, Inc. (TBCAM), an affiliate of Dreyfus. She is also a member of the Equity Policy Group of TBCAM. She previously served as director of equity research and as an equity research analyst for TBCAM.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                  The Portfolio
[Page 5]



FINANCIAL HIGHLIGHTS


The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                     INITIAL SHARES               SERVICE SHARES
                                                                           -------------------------------------  --------------
                                                                                                                   PERIOD ENDED
                                                                                YEAR ENDED DECEMBER 31,            DECEMBER 31,

                                                                            2000           1999         1998(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                      13.97          11.72         12.50          15.09

 Investment operations:  Investment income -- net                          .17(3)        .07(3)           .07             --

                         Net realized and unrealized gain (loss)
                         on investments                                     1.50           2.24         (.77)             --

 Total from investment operations                                           1.67           2.31         (.70)             --

 Distributions:          Dividends from investment income -- net           (.16)          (.06)         (.08)             --

                         Dividends from net realized gain on investments   (.38)             --            --             --

 Total distributions                                                       (.54)          (.06)         (.08)             --

 Net asset value, end of period                                            15.10          13.97         11.72          15.09

 Total return (%)                                                          12.06          19.73     (5.59)(4)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 .97           1.00         .67(4)            --

 Ratio of net investment income to average net assets (%)                   1.19            .56         .62(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)    .07            .50         .74(4)            --

 Portfolio turnover rate (%)                                              110.74          97.14       47.37(4)        110.74
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    23,897         15,343         5,959              1

(1)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.



[Page 6]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: CORE VALUE PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) , account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information
[Page 7]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the appli- cable insurance company prospectus for more information on exchanging portfolio shares.




NOTES

                                                           For More Information

Dreyfus Investment Portfolios
Core Value Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
172P0501



Dreyfus Investment Portfolios

Emerging Leaders Portfolio

Seeks capital growth by investing in small companies


PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                     Emerging Leaders Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]

GOAL/APPROACH


The portfolio seeks capital growth. To pursue this goal, the portfolio invests primarily in companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth. The portfolio invests at least 65% of its total assets in companies with total market values of less than $2.0 billion at the time of purchase. The portfolio's investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.


In choosing stocks, the portfolio uses a blended approach, investing in a combination of growth and value stocks. Using fundamental research and direct management contact, the portfolio managers seek stocks with dominant positions in major product lines, sustained achievement records and strong financial condition. They also seek special situations, such as corporate restructurings or management changes, that could increase the stock price.


The portfolio managers use a sector management approach, supervising a team of sector managers who assist in making buy and sell decisions within their respective areas of expertise.


The portfolio typically sells a stock when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or when a stock is fully valued by the market.

The portfolio currently intends to close to new investors after it reaches total assets of approximately $750 million.

Concepts to understand

SMALL COMPANIES: new, often entrepreneurial companies. Small companies tend to grow faster than large-cap companies, but frequently are more volatile, are more vulnerable to major setbacks, and have a higher failure rate than larger companies.

GROWTH COMPANIES: companies of any capitalization whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                                                                  The Portfolio
[Page 1]

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder' s investment in the portfolio will go up and down, sometimes dramatically, which means that shareholders could lose money.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. Some of the portfolio' s investments will rise and fall based on investor perceptions rather than economics. In addition, some of the portfolio's investments will be made in anticipation of future products and services that, if delayed, could cause the stock price to drop.


The  portfolio  may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


Value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. Further, while the portfolio' s investments in value stocks may limit the overall downside risk of the portfolio over time, the portfolio may produce more modest gains than riskier small company stock funds as a trade-off for this potentially lower risk.


Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies and engage in short-selling. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Russell 2000 Index, a widely recognized, unmanaged small-cap index. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                       31.70
 91    92    93    94    95    96    97    98    99    00

BEST QUARTER:                    Q3 '00                     +16.18%

WORST QUARTER:                   Q4 '00                      -2.24%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                 Since
                                                                                               inception

                                                                      1 Year                   (12/15/99)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                         31.70%                    39.28%

RUSSELL 2000 INDEX                                                     -3.02%                     7.32%*

*    FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE
     BEGINNING VALUE ON 12/15/99.



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.



                                                                  The Portfolio

[Page 3]


EXPENSES


Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.90%         0.90%

Rule 12b-1 fee                                           none         0.25%

Other expenses                                          1.30%         1.30%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      2.20%         2.45%

Fee waiver and/or expense
reimbursement                                         (0.70%)       (0.95%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.50%         1.50%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.
--------------------------------------------------------------------------------

Expense example



                                            1 Year                 3 Years                  5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                               $153                    $621                   $1,116                  $2,479

SERVICE SHARES                               $153                    $673                   $1,220                  $2,714


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.



[Page 4]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.20% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The portfolio's primary portfolio managers are Paul Kandel and Hilary Woods. Mr. Kandel and Ms. Woods have been the portfolio's primary portfolio managers since its inception. Mr. Kandel joined Dreyfus in 1994 as senior sector manager for the technology and telecommunications industries. Ms. Woods joined Dreyfus in 1987 as senior sector manager for the capital goods industry.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                  The Portfolio
[Page 5]


MANAGEMENT (CONTINUED)

Performance Information for Related Funds and Portfolio

The portfolio has substantially the same investment objective and follows substantially the same investment policies and strategies as two corresponding series of separate open-end investment companies advised by Dreyfus, the Dreyfus Emerging Leaders Fund (the "Public Fund"), which is offered to the public, and Dreyfus Small Cap Portfolio (the "Insurance Fund"), which, like the portfolio, serves as a funding vehicle for variable insurance products. The portfolio currently has the same primary portfolio managers as the Public Fund and the Insurance Fund. The first table at right shows average annual total return information for the Public Fund, the Insurance Fund and the Russell 2000 Index, the benchmark index of the portfolio, the Public Fund and the Insurance Fund. The second table shows average annual total return information for the portfolio's Initial shares and for the Russell 2000 Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund and the Insurance Fund reflect the deduction of the historical fees and expenses paid by such funds, and not those paid by the portfolio. The total annual operating expenses, after fee waiver and expense reimbursement, if any, for the fiscal year ended August 31, 2000 for the Public Fund were 1.26% and for the fiscal year ended December 31, 2000 for the Insurance Fund were 0.78% of the respective fund's average daily net assets.

The performance figures for the Public Fund, the Insurance Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio, the Public Fund and the Insurance Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund, the Insurance Fund and the portfolio reflects the reinvestment of dividends and other distributions.

RELATED FUNDS

Historical performance information for the Public Fund, the Insurance Fund and the Russell 2000 Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                                Since
                                     1 Year                  5 Years                  10 Years                inception*
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS
EMERGING
LEADERS
FUND                                  9.49%                   24.77%                       --                   28.64%

DREYFUS
SMALL CAP
PORTFOLIO                            13.31%                   12.90%                    34.34%                      --

RUSSELL 2000
INDEX**                              -3.02%                   10.31%                    15.53%                  10.25%***


PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the Russell 2000 Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                Since
                                                               inception
                                              1 Year           (12/15/99)
--------------------------------------------------------------------------------

EMERGING LEADERS PORTFOLIO --
INITIAL SHARES                                31.70%             39.28%

RUSSELL 2000 INDEX**                          -3.02%              7.32%***
--------------------------------------------------------------------------------

*    THE INCEPTION DATE OF THE DREYFUS EMERGING LEADERS FUND WAS 9/29/95

** THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, UNMANAGED SMALL-CAP INDEX COMPRISED OF THE COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** FOR COMPARATIVE PURPOSES: FOR THE DREYFUS EMERGING LEADERS FUND, THE VALUE OF THE INDEX ON 9/30/95 IS USED AS THE BEGINNING VALUE ON 9/29/95; FOR THE EMERGING LEADERS PORTFOLIO, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.


[Page 6]

FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                           INITIAL SHARES       SERVICE SHARES
                                                                                     -------------------------   -------------
                                                                                                                  PERIOD ENDED
                                                                                       YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                                        2000         1999(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     13.44         12.50          17.05

 Investment operations:  Investment income (loss) -- net                               (.09)(3)           .01             --

                         Net realized and unrealized gain (loss) on investments            4.30           .93             --

 Total from investment operations                                                          4.21           .94             --

 Distributions:          Dividends from investment income -- net                          (.01)            --             --

                         Dividends from net realized gain on investments                  (.59)            --             --

 Total distributions                                                                      (.60)            --             --

 Net asset value, end of period                                                           17.05         13.44          17.05

 Total return (%)                                                                         31.70        7.52(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                               1.50          .07(4)            --

 Ratio of net investment income (loss) to average net assets (%)                           (.59)         .04(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                   .70         1.25(4)            --

 Portfolio turnover rate (%)                                                             234.94         1.79(4)        234.94
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    5,902         2,150              1

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.





                                                                  The Portfolio
[Page 7]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: EMERGING LEADERS PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 8]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
[Page 9]

                                                           For More Information

Dreyfus Investment Portfolios
Emerging Leaders Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio managers discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
192P0501




Dreyfus Investment Portfolios

Emerging Markets Portfolio


Seeks long-term capital growth by investing in emerging markets


PROSPECTUS May 1, 2001



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                     Emerging Markets Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]


GOAL/APPROACH

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests primarily in the stocks of companies organized, or with a majority of its assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any one emerging market country. The portfolio may invest up to 35% of its net assets in the high yield debt securities of such companies as Dreyfus deems appropriate in light of market conditions.

In choosing stocks, the portfolio manager identifies potential investments through extensive quantitative and fundamental research using a value-oriented, research-driven approach. Emphasizing individual stock selection rather than economic and industry trends, the portfolio focuses on three key factors:

* VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that potentially will trigger a price increase near term or midterm

The portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager's expectations.

Concepts to understand


EMERGING MARKET COUNTRIES: consist of all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, which currently includes Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela, or any other country Dreyfus believes has an emerging economy or market.


VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                                                                  The Portfolio
[Page 1]

MAIN RISKS

The stock markets of emerging market countries can be extremely volatile. The value of a shareholder' s investment in the portfolio will go up and down, sometimes dramatically, which means that shareholders could lose money rapidly.

The portfolio's performance will be influenced by political, social and economic factors affecting investments in companies in emerging market countries. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large changes in price. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political instability, and differing auditing and legal standards. Such risks could result in more volatility for the portfolio.

Value stocks involve the risk that they may never reach what the manager believes is their full market value either because the market fails to recognize the stock' s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already underpriced. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the portfolio's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The portfolio may invest in companies of any size. Investments in smaller companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies.


High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative.


The portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the portfolio may be more sensitive to changes in the market value of a single company or industry.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies and engage in short-selling. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, a broad measure of emerging markets stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                      -31.81
91    92    93    94    95    96    97    98    99    00

BEST QUARTER:                    Q1 '00                      +4.15%

WORST QUARTER:                   Q3 '00                     -14.80%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00*



                                                                                                 Since
                                                                                                inception

                                                                   1 Year                      (12/15/99)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                     -31.81%                      -24.59%

MSCI EMERGING MARKETS
(FREE) INDEX                                                        -30.61%                     -20.29%**

*    PRIOR TO 1/1/01, THE PORTFOLIO  EMPLOYED A  GROWTH-ORIENTED,  RATHER THAN A
     VALUE-ORIENTED, APPROACH.



** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         1.25%         1.25%

Rule 12b-1 fee                                           none         0.25%

Other expenses                                          2.61%         2.61%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      3.86%         4.11%

Fee waiver and/or expense
reimbursement                                         (1.86%)        (2.11%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 2.00%         2.00%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 2.00%.

--------------------------------------------------------------------------------

Expense example



                                            1 Year               3 Years                    5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                               $203                  $1,007                   $1,830                  $3,970

SERVICE SHARES                               $203                  $1,057                   $1,927                  $4,169



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.

Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.


[Page 4]


MANAGEMENT

The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

D. Kirk Henry has been the fund's portfolio manager since January 2001 and has been employed by Dreyfus since May 1996. He is also vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus. He has held that position since May 1994.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                  The Portfolio
[Page 5]

MANAGEMENT (CONTINUED)

Performance Information for Public Fund and Portfolio


The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Dreyfus, the Dreyfus Premier Emerging Markets Fund -- Class A shares (the "Public Fund"). The portfolio has the same primary portfolio manager as the Public Fund. The first table at right shows average annual total return information for the Public Fund and for the MSCI Emerging Markets (Free) Index. The second table shows average annual total return information for the portfolio's Initial shares and for the MSCI Emerging Markets (Free) Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2000 were 2.25% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.


PUBLIC FUND

Historical performance information for Class A shares of the Public Fund and for the MSCI Emerging Markets (Free) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00*

                                                                 Since
                                                                inception

                                              1 Year            (3/31/98)
--------------------------------------------------------------------------------

DREYFUS PREMIER EMERGING MARKETS FUND

   CLASS A (NAV)                                -33.93%             -5.29%

   CLASS A (WITH SALES LOAD)                    -37.71%             -7.30%

MSCI EMERGING MARKETS
(FREE) INDEX**                                  -30.61%             -7.30%

PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the MSCI Emerging Markets (Free) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00*

                                                                   Since
                                                                 inception
                                              1 Year             (12/15/99)
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO --
INITIAL SHARES                                 -31.81%           -24.59%

MSCI EMERGING MARKETS
(FREE) INDEX**                                 -30.61%           -20.29%***
--------------------------------------------------------------------------------

*    PRIOR  TO  1/01/01,   THE  PUBLIC  FUND  AND  THE   PORTFOLIO   EMPLOYED  A
     GROWTH-ORIENTED, RATHER THAN A VALUE-ORIENTED, APPROACH.

** THE MSCI EMERGING MARKETS (FREE) INDEX IS A MARKET CAPITALI-ZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF MORE THAN 25 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN AND INCLUDES GROSS DIVIDENDS REINVESTED. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.


[Page 6]


FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                            INITIAL SHARES        SERVICE SHARES
                                                                                        -----------------------    -------------
                                                                                                                   PERIOD ENDED
                                                                                        YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                                         2000         1999(1)         2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                    13.63         12.50           9.23

 Investment operations:  Investment income -- net                                        .04(3)          .02             --

                         Net realized and unrealized gain (loss) on investments         (4.37)          1.11             --

 Total from investment operations                                                       (4.33)          1.13             --

 Distributions:          Dividends from investment income -- net                         (.06)            --             --

                         Dividends from net realized gain on investments                 (.01)            --             --

 Total distributions                                                                     (.07)            --             --

 Net asset value, end of period                                                           9.23         13.63           9.23

 Total return (%)                                                                      (31.81)        9.04(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                              2.00         .09(4)            --

 Ratio of net investment income to average net assets (%)                                  .36         .18(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                 1.86        1.51(4)            --

 Portfolio turnover rate (%)                                                            123.49         .43(4)        123.49
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                   2,172         2,181              1

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.



                                                                  The Portfolio

[Page 7]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: EMERGING MARKETS PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 8]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
[Page 9]

                                                           For More Information

Dreyfus Investment Portfolios
Emerging Markets Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
191P0501



Dreyfus Investment Portfolios

European Equity Portfolio


Seeks long-term capital growth by investing in European companies

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[Page]

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                      European Equity Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      6

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   7

Exchange Privilege                                                        8

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.



[Page]


GOAL/APPROACH


The portfolio seeks long-term capital growth. To pursue this goal, the portfolio generally invests at least 80% of its total assets in stocks included within the universe of the 300 largest European companies. The portfolio may invest up to 10% of its total assets in the stocks of non-European companies. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In  choosing  stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.


Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally sells securities when themes or strategies change or when the portfolio manager determines that the company's prospects have changed or that its stock is fully valued by the market.

Concepts to understand

EUROPEAN COMPANY: a company organized under the laws of a European country or for which the principal securities trading market is in Europe; or a company, wherever organized, with a majority of its assets or business in Europe.

PREFERRED STOCK: stock that pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock ordinarily does not carry voting rights.

CONVERTIBLE SECURITIES: corporate securities, usually preferred stock or bonds, that are exchangeable for a set amount of another form of security, usually common stock, at a prestated price.

                                                                  The Portfolio
[Page 1]


MAIN RISKS


While stocks have historically been a choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.


The portfolio's performance will be influenced by political, social and economic factors affecting companies in European countries and throughout the world. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, less liquidity and differing auditing and legal standards.

The portfolio expects to invest primarily in the stocks of companies located in developed European countries. However, the portfolio may invest in the stocks of companies located in certain European countries which are considered to be emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

The  portfolio  may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies and engage in short-selling. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.


[Page 2]

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Financial Times EuroTop 300 Index, a broad measure of European stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                      -2.00
91    92    93    49    95    96    97    98    99    00

BEST QUARTER:                    Q1 '00                      +9.94%

WORST QUARTER:                   Q2 '00                      -6.81%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                 Since
                                                                                               inception

                                                            1 Year                             (4/30/99)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                              -2.00%                               15.08%

FINANCIAL TIMES
EUROTOP 300 INDEX                                           -7.47%                                9.13%


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         1.00%          1.00%

Rule 12b-1 fee                                           none          0.25%

Other expenses                                          0.60%          0.60%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.60%          1.85%

Fee waiver and/or expense
reimbursement                                         (0.35%)        (0.60%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.25%          1.25%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.25%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE NET OPERATING EXPENSES OF THE PORTFOLIO' S INITIAL SHARES WERE 1.27% PURSUANT TO CONTRACTUAL ARRANGEMENTS THEN IN EFFECT.
--------------------------------------------------------------------------------

Expense example


                                           1 Year                3 Years               5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                              $127                 $471                  $838               $1,871

SERVICE SHARES                              $127                 $523                  $945               $2,120


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

[Page 4]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.67% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Newton Capital Management Limited, to serve as the portfolio's sub-investment adviser. Newton, located at 71 Queen Victoria Street, London, EC4V 4DR, England, was formed in 1977 and, as of December 31,
2000, together with its parent and its parent' s subsidiaries, managed approximately $32 billion in discretionary separate accounts and other investment accounts.


The portfolio's primary portfolio manager is Joanna Bowen. Ms. Bowen has been a primary portfolio manager for the portfolio since its inception. She joined Newton in 1993 as a European fund manager, was appointed an associate director of Newton in 1997, and was appointed a director of Newton in 1999.


The portfolio, Dreyfus, Newton and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                  The Portfolio
[Page 5]

FINANCIAL HIGHLIGHTS


The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                             INITIAL SHARES       SERVICE SHARES
                                                                                        ------------------------  --------------
                                                                                                                   PERIOD ENDED
                                                                                         YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                                         2000         1999(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                       15.96         12.50          14.98

 Investment operations:  Investment income -- net                                           .10(3)        .04(3)            --

                         Net realized and unrealized gain (loss) on investments             (.37)          3.61             --

 Total from investment operations                                                           (.27)          3.65             --

 Distributions:          Dividends from investment income -- net                            (.03)         (.03)             --

                         Dividends from net realized gain on investments                    (.68)         (.16)             --

 Total distributions                                                                        (.71)         (.19)             --

 Net asset value, end of period                                                             14.98         15.96          14.98

 Total return (%)                                                                          (2.00)       29.20(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                 1.27        1.01(4)            --

 Ratio of net investment income to average net assets (%)                                     .62         .32(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                     .33        2.38(4)            --

 Portfolio turnover rate (%)                                                               144.74       99.89(4)        144.74
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     30,689         6,592              1

(1)  FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.

[Page 6]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: EUROPEAN EQUITY PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information
[Page 7]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the appli- cable insurance company prospectus for more information on exchanging portfolio shares.


[Page 8]

NOTES
[Page]

                                                           For More Information

Dreyfus Investment Portfolios
European Equity Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
181P0501


Dreyfus Investment Portfolios

Founders Discovery Portfolio


Seeks capital appreciation by investing in stocks of small-cap growth companies

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                   Founders Discovery Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


[Page]


GOAL/APPROACH


The portfolio seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of small, U.S.-based companies which are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings or shortly thereafter.


The portfolio manager seeks investment opportunities for the portfolio in companies with fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio may invest up to 30% of its assets in foreign securities. The portfolio may invest in securities of larger issuers if the portfolio manager believes these securities offer attractive opportunities for capital appreciation. The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital appreciation.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

SMALL COMPANIES: generally, those companies with market capitalizations of less than $2.2 billion. This range may fluctuate depending on changes in the value of the stock market as a whole. Small companies tend to grow faster than large-cap companies, but frequently are more volatile, are more vulnerable to major setbacks, and have a higher failure rate than large companies.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio may invest in preferred stocks and convertible securities rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                  The Portfolio
[Page 1]


MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder' s investment in the portfolio will go up and down, sometimes dramatically, which means that shareholders could lose money.

Small companies carry additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. Some of the portfolio' s investments will rise and fall based on investor perceptions rather than economics.


Because the portfolio may allocate relatively more assets to certain industry sectors than others, the portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the portfolio.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Any foreign securities purchased by the portfolio are subject to special risks, such as exposure to currency fluctuations, changing political climate, lack of comprehensive company information and potentially less liquidity.

The  portfolio  may purchase securities of companies in initial public offerings
(IPOs) . The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Russell 2000 Index, a widely recognized, unmanaged small-cap index. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                      -13.02
91    92    93    94    95    96    97    98    99    00

BEST QUARTER:                    Q1 '00                     +25.20%

WORST QUARTER:                   Q4 '00                     -20.00%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                               Since
                                                                                                             inception

                                                                          1 Year                            (12/15/99)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                            -13.02%                             -3.19%

RUSSELL 2000 INDEX                                                         -3.02%                              7.32%*

*    FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE
     BEGINNING VALUE ON 12/15/99.


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.90%          0.90%

Rule 12b-1 fee                                           none          0.25%

Other expenses                                          1.03%          1.03%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.93%          2.18%

Fee waiver and/or expense
reimbursement                                         (0.43%)         (0.68%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.50%          1.50%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 1.41% INSTEAD OF 1.50%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.
--------------------------------------------------------------------------------

Expense example


                                             1 Year                  3 Years               5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                $153                    $564                 $1,002                  $2,219

SERVICE SHARES                                $153                    $617                 $1,107                  $2,460


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.



Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.


[Page 4]


MANAGEMENT

The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.38% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.11 billion.


The portfolio's primary portfolio manager is Robert T. Ammann, C.F.A. He has been the portfolio's primary portfolio manager since the portfolio's inception and has been employed by Founders since 1993. He is a vice president of investments at Founders.

The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.

                                                                  The Portfolio
[Page 5]


MANAGEMENT (CONTINUED)

Performance Information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Discovery Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table at right shows average annual total return information for the Public Fund's Class F shares and for the Russell 2000 Index and the Russell 2000 Growth Index. The second table shows average annual total return information for the portfolio and for the Russell 2000 Index and the Russell 2000 Growth Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2000 were 1.28% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

The performance figures of the Public Fund were due in part to the purchase by the Public Fund of securities sold in IPOs. There is no guarantee that the Public Fund' s investments in IPOs will continue to have a similar impact on performance, and such returns should not be expected over the long term.

PUBLIC FUND

Historical performance information for the Public Fund and for the Russell 2000 Index and the Russell 2000 Growth Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00


                                                   1 Year                      5 Years                      10 Years
------------------------------------------------------------------------------------------------------------------------------------
FOUNDERS DISCOVERY
FUND -- CLASS F*                                    -8.26%                      22.57%                       21.39%

RUSSELL 2000
INDEX**                                             -3.02%                      10.31%                       15.53%

RUSSELL 2000
GROWTH INDEX***                                    -22.43%                       7.14%                       12.80%

PORTFOLIO


Average annual total returns for the portfolio's Initial shares and for the Russell 2000 Index and the Russell 2000 Growth Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                 Since
                                                               inception
                                                1 Year         (12/15/99)
--------------------------------------------------------------------------------

FOUNDERS DISCOVERY PORTFOLIO --
INITIAL SHARES                                  -13.02%           -3.19%

RUSSELL 2000 INDEX**                             -3.02%           7.32%(+)

RUSSELL 2000 GROWTH INDEX***                    -22.43%          -8.76%(+)
--------------------------------------------------------------------------------

*    CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED, UNMANAGED SMALL-CAP INDEX COMPRISED OF THE COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(+) FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.


[Page 6]

FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial Shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                           INITIAL SHARES        SERVICE SHARES
                                                                                      ------------------------   -------------
                                                                                                                  PERIOD ENDED
                                                                                       YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                                         2000         1999(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     13.89         12.50          12.04

 Investment operations:  Investment income (loss) -- net                               (.08)(3)           .01             --

                         Net realized and unrealized gain (loss) on investments          (1.71)          1.38             --

 Total from investment operations                                                        (1.79)          1.39             --

 Distributions:          Dividends from investment income -- net                          (.01)            --             --

                         Dividends from net realized gain on investments                  (.05)            --             --

 Total distributions                                                                      (.06)            --             --

 Net asset value, end of period                                                           12.04         13.89          12.04

 Total return (%)                                                                         (13.02)       11.12(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                 1.41         .07(4)            --

 Ratio of net investment income (loss) to average net assets (%)                            (.60)         .06(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                     .52        1.45(4)            --

 Portfolio turnover rate (%)                                                               123.96        7.49(4)        123.96
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     13,960         2,223              1

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.



                                                                  The Portfolio
[Page 7]


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York
(DDA#8900375108/DREYFUS    INVESTMENT    PORTFOLIOS:    FOUNDERS    DISCOVERY
PORTFOLIO/SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 8]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
[Page 9]

                                                           For More Information

Dreyfus Investment Portfolios
Founders Discovery Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
193P0501




Founders Growth Portfolio


Seeks long-term capital growth by investing in stocks of growth companies

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]

The Portfolio

                                                  Dreyfus Investment Portfolios

                                                      Founders Growth Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


[Page]

GOAL/APPROACH

The portfolio seeks long-term growth of capital. To pursue this goal, the portfolio invests primarily in equity securities of well-established, high quality "growth" companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more.

The portfolio will seek investment opportunities, generally, in companies which the portfolio managers believe have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio managers focus on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio may invest up to 30% of its assets in foreign securities, and up to 25% of its assets in any one foreign country. The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio managers believe -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital growth.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                  The Portfolio
[Page]

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


Because the portfolio may allocate relatively more assets to certain industry sectors than others, the portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the portfolio.




Any foreign securities purchased by the portfolio include special risks, such as
exposure   to   currency  fluctuations,  changing  political  climate,  lack  of comprehensive company information and potentially less liquidity.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page]

PAST PERFORMANCE



The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of the Initial shares to that of the Standard & Poor's 500/BARRA Growth Index (S& P 500 BARRA Growth Index), a broad measure of growth-oriented stocks. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                39.01  -25.40
91    92    93    94    95    96    97    98    99     00

BEST QUARTER:                    Q4 '99                       +30.13%

WORST QUARTER:                   Q4 '00                       -23.68%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                            Since
                                                                                          inception

                                                         1 Year                           (9/30/98)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                          -25.40%                            13.04%

S&P 500 BARRA
GROWTH INDEX                                            -22.08%                            10.21%



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.75%          0.75%

Rule 12b-1 fee                                           none          0.25%


Other expenses                                          0.33%          0.33%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.08%          1.33%

Fee waiver and/or expense
reimbursement                                         (0.08%)        (0.33%)

 -------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.00%          1.00%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSEES FOR INITIAL SHARES WERE 0.97% INSTEAD OF 1.00% . THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example



                                                  1 Year                 3 Years                5 Years           10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $102                 $336                  $588                   $1,310

SERVICE SHARES                              $102                 $389                  $697                   $1,573


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.


[Page 4]


MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.64% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.11 billion.

The portfolio's primary portfolio managers are Scott A. Chapman, C.F.A. and Thomas M. Arrington, C.F.A. Mr. Chapman and Mr. Arrington have been the portfolio' s primary portfolio managers, and have been employed by Founders, since December 1998. Mr. Chapman is a vice president of investments at Founders. Mr. Arrington is a vice president of investments at Founders. Prior to joining Founders, Mr. Chapman was employed for seven years at HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation, most recently as a vice president and director of growth strategy. Prior to joining Founders, Mr. Arrington was employed for eight years at HighMark Capital where he held various positions, including vice president and director of income and growth strategy, securities research analyst and, most recently, vice president and director of income equity strategy.

The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.

                                                                  The Portfolio
[Page 5]

MANAGEMENT (CONTINUED)

Performance information for Public Fund and Portfolio

The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Growth Fund (the "Public Fund"). The portfolio currently has the same primary portfolio managers as the Public Fund. The first table at right shows average annual total return information for the Public Fund's Class F shares and for the S&P 500 BARRA Growth Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index" ) and the Russell 1000 Growth Index. The second table shows average annual total return information for the portfolio's Initial shares and the S&P 500 BARRA Growth Index, the S&P 500 Index and the Russell 1000 Growth Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2000 were 1.07% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

PUBLIC FUND

Historical performance information for the Public Fund and for the S&P 500 BARRA Growth Index, the S&P 500 Index and the Russell 1000 Growth Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                  1 Year                   5 Years                 10 Years
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS FOUNDERS GROWTH
FUND -- CLASS F*                                                  -27.23%                   13.30%                  17.63%

S&P 500 BARRA
GROWTH INDEX**                                                    -22.08%                   19.16%                  17.60%

S&P 500 INDEX***                                                   -9.12%                   18.32%                  17.44%

RUSSELL 1000
GROWTH INDEX((+))                                                 -22.42%                   18.15%                  17.33%


PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the S&P BARRA Growth Index, the S&P 500 Index and the Russell 1000 Growth Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                     Since
                                                                   inception
                                              1 Year               (9/30/98)
--------------------------------------------------------------------------------

FOUNDERS GROWTH
PORTFOLIO -- INITIAL SHARES                  -25.40%                13.04%

S&P 500 BARRA
GROWTH INDEX**                               -22.08%                10.21%

S&P 500 INDEX***                              -9.12%                13.67%

RUSSELL 1000
GROWTH INDEX(+)                              -22.42%                12.72%
--------------------------------------------------------------------------------

*    CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE S&P BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THOSE STOCKS IN THE S&P 500 INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. ALL PERFORMANCE FIGURES REFLECT THE REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS.

*** THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED, UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD MARKET.

(+) THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMON STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

[Page 6]


FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                   INITIAL SHARES               SERVICE SHARES
                                                                            ----------------------------------   ---------------
                                                                                                                  PERIOD ENDED
                                                                              YEAR ENDED DECEMBER 31,              DECEMBER 31,

                                                                           2000           1999         1998(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                      19.87          15.90         12.50          14.73

 Investment operations:  Investment income (loss) -- net                   .02(3)      (.02)(3)           .01             --

                         Net realized and unrealized gain (loss)
                         on investments                                   (5.03)           5.79          3.39             --

 Total from investment operations                                         (5.01)           5.77          3.40             --

 Distributions:          Dividends from investment income -- net              --          (.01)            --             --

                         Dividends from net realized gain
                         on investments                                    (.13)         (1.79)            --             --

 Total distributions                                                       (.13)         (1.80)            --             --

 Net asset value, end of period                                            14.73          19.87         15.90          14.73

 Total return (%)                                                        (25.40)          39.01       27.20(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 .97           1.00         .25(4)            --

 Ratio of net investment income (loss) to average net assets (%)             .11          (.11)         .05(4)            --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)    .11           1.33         .31(4)            --

 Portfolio turnover rate (%)                                              171.96         115.08       75.65(4)        171.96
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    28,583          7,485         2,544           --(5)

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.

(5)  AMOUNT REPRESENTS LESS THAN $1,000.




                                                                  The Portfolio
[Page 7]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS GROWTH PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

[Page 8]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the appli- cable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
[Page 9]

                                                           For More Information

Dreyfus Investment Portfolios
Founders Growth Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio managers discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
176P0501



Dreyfus Investment Portfolios

Founders International Equity Portfolio


Seeks long-term capital growth by

investing in stocks of foreign growth companies

PROSPECTUS May 1, 2001



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[Page]


The Portfolio

                                                  Dreyfus Investment Portfolios

                                        Founders International Equity Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


[Page]

GOAL/APPROACH

The portfolio seeks long-term growth of capital. To pursue this goal, the portfolio invests primarily in equity securities of foreign issuers which are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings or shortly thereafter.

The portfolio will seek investment opportunities, generally, in companies which the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio will invest primarily in foreign issuers from at least three foreign countries with established or emerging economies, but will not invest more than 50% of its assets in issuers in any one foreign country. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, at times it may invest in U.S.-based companies. The portfolio also may invest in investment grade debt securities of foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital growth.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                  The Portfolio
[Page 1]

MAIN RISKS

The portfolio's performance will be influenced by political, social and economic factors affecting companies in foreign countries. Like the stocks of U.S. companies, the securities of foreign issuers fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Unlike investing in U.S. companies, foreign securities include special risks such as exposure to currency fluctuations, a lack of comprehensive company information, political instability, and differing auditing and legal standards. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.

Because the portfolio may allocate relatively more assets to certain industry sectors than others, the portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the portfolio.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

The portfolio may invest in the stocks of companies located in developed countries and in emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large changes in price; however, these markets also may provide higher long-term rates of return.

The  portfolio  may purchase securities of companies in initial public offerings
(IPOs) . The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of the Initial shares to that of the Morgan Stanley Capital International
(MSCI) World (ex. US) Index, a broad measure of international stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                60.69  -17.41
91    92    93    94    95    96    97    98    99     00

BEST QUARTER:                    Q4 '99                       +40.36%

WORST QUARTER:                   Q3 '00                        -8.65%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                          Since
                                                                                                        inception

                                                          1 Year                                        (9/30/98)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                            -17.41%                                         20.52%

MSCI WORLD
(EX. US) INDEX                                            -13.37%                                         13.70%



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

[Page 3]


EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         1.00%          1.00%

Rule 12b-1 fee                                           none          0.25%


Other expenses                                          1.07%          1.07%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      2.07%          2.32%

Fee waiver and/or expense
reimbursement                                         (0.57%)        (0.82%)

--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.50%          1.50%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.
     ---------------------------------------------------------------------------

Expense example



                                          1 Year                 3 Years                5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $153                 $594                   $1,061                $2,355

SERVICE SHARES                              $153                 $646                   $1,166                $2,593




This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as the principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

[Page 4]



MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.43% of the portfolio's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.11 billion.


The portfolio's primary portfolio manager is Douglas A. Loeffler, C.F.A. He has been the portfolio's primary portfolio manager since the portfolio's inception and has been employed by Founders since 1995. He is a vice president of investments at Founders. Prior to joining Founders, Mr. Loeffler was employed for seven years at Scudder, Stevens & Clark as an international equities and quantitative analyst.


The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.


                                                                  The Portfolio
[Page 5]

MANAGEMENT (CONTINUED)

Performance information for Public Fund and Portfolio



The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders International Equity Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table at right shows average annual total return information for the Public Fund's Class F shares and for the MSCI World (ex. US) Index, the benchmark index of the portfolio and the Public Fund. The second table shows average annual total return information for the portfolio and the MSCI World (ex. US) Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's Class F shares total annual operating expenses, after fee waiver and expense reimbursement, for the year ended December 31, 2000 were 1.80% of its average daily net assets.

The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.

The performance figures of the Public Fund and the portfolio were due in part to the purchase by the Public Fund and the portfolio of securities sold in IPOs. There is no guarantee that investments in IPOs by the Public Fund or the portfolio will continue to have a similar impact on performance, and such returns should not be expected over the long term.

PUBLIC FUND

Historical performance information for the Public Fund's Class F shares and for the MSCI World (ex. US) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                     Since
                                                                                                   inception
                                               1 Year                    5 Years                   (12/29/95)
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS FOUNDERS
INTERNATIONAL EQUITY
FUND -- CLASS F*                               -17.65%                    16.06%                      16.06%

MSCI WORLD
(EX. US) INDEX**                                -13.37%                    7.54%                       7.54%***



PORTFOLIO

Average annual total return for the portfolio's Initial shares and for the MSCI World (Ex. US) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                 Since
                                                                inception

                                            1 Year              (9/30/98)
--------------------------------------------------------------------------------

FOUNDERS INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL SHARES                   -17.41%               20.52%

MSCI WORLD
(EX. US) INDEX**                              -13.37%               13.70%
--------------------------------------------------------------------------------


*    CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE MSCI WORLD (EX. US) INDEX IS AN ARITHMETICAL AVERAGE OF THE PERFORMANCE OF OVER 1,000 SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. TOTAL RETURN FIGURES FOR THE INDEX ASSUME CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AFTER DEDUCTION OF LOCAL TAXES, BUT DO NOT DEDUCT ANY FEES OR EXPENSES WHICH ARE CHARGED TO THE PUBLIC FUND AND THE PORTFOLIO.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/95 IS USED AS THE BEGINNING VALUE ON 12/29/95.

[Page 6]


FINANCIAL HIGHLIGHTS


The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                    INITIAL SHARES                SERVICE SHARES
                                                                          ------------------------------------    --------------
                                                                                                                   PERIOD ENDED
                                                                                YEAR ENDED DECEMBER 31,            DECEMBER 31,


                                                                          2000           1999         1998(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                      21.65          14.36         12.50          17.00

 Investment operations:  Investment income (loss) -- net                 .00(3,4)     (.02)(4)         (.01)             --

                         Net realized and unrealized gain (loss)
                         on investments                                   (3.55)           8.73          1.87             --

 Total from investment operations                                         (3.55)           8.71          1.86             --

 Distributions:          Dividends from net realized gain on investments  (1.10)         (1.42)            --             --

 Net asset value, end of period                                            17.00          21.65         14.36          17.00

 Total return (%)                                                        (17.41)          60.69       14.88(5)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                1.50           1.50         .38(5)            --

 Ratio of net investment income (loss) to average net assets (%)             .02          (.11)      (.08)(5)             --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)    .57           2.27         .81(5)            --

 Portfolio turnover rate (%)                                              171.34         190.80       29.25(5)        171.34
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    11,888          4,608         2,297              1

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(5)  NOT ANNUALIZED.



                                                                The Portfolio


[Page 7]
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS INTERNATIONAL EQUITY PORTFOLIO/SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) , account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.


[Page 8]

EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
[Page 9]

                                                           For More Information

Dreyfus Investment Portfolios
Founders International Equity Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
177P0501



Dreyfus Investment Portfolios

Founders Passport Portfolio


Seeks capital appreciation by investing in stocks of smaller foreign growth companies

PROSPECTUS May 1, 2001


                                       _

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                    Founders Passport Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.


While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of foreign small-cap companies that are characterized as "growth" companies. The portfolio may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The portfolio seeks investment opportunities, generally, in companies which the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings per share. The portfolio manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The portfolio will invest primarily in foreign issuers from at least three foreign countries with established or emerging economies. The portfolio may invest in securities of larger foreign issuers or in U.S. issuers, if the portfolio manager believes these securities offer attractive opportunities for capital appreciation.

The portfolio also may invest in investment grade debt securities of domestic or foreign issuers that the portfolio manager believes -- based on market conditions, the financial condition of the issuer, general economic conditions, and other relevant factors -- offer opportunities for capital appreciation.

Concepts to understand

FOREIGN SMALL-CAP COMPANIES: generally those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

EQUITY SECURITIES: common stocks, preferred stocks and convertible securities. The portfolio will invest in preferred stocks and convertible securities that are rated at the time of purchase at least B by a credit rating agency or the unrated equivalent as determined by the portfolio's sub-adviser.

                                                                  The Portfolio
Page 1

MAIN RISKS

The portfolio's performance will be influenced by political, social and economic factors affecting companies in foreign countries. Like the stocks of U.S. companies, the securities of foreign issuers fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Unlike investing in U.S. companies, foreign securities include special risks such as exposure to currency fluctuations, a lack of comprehensive company information, political instability, and differing auditing and legal standards. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.

Because the portfolio may allocate relatively more assets to certain industry sectors than others, the portfolio's performance may be more susceptible to any developments which affect those sectors emphasized by the portfolio.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

The portfolio may invest in the stocks of companies located in developed countries and in emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large changes in price; however, these markets also may provide higher long-term rates of return.


The portfolio invests primarily in securities issued by companies with relatively small market capitalizations. Smaller companies typically carry additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than those of larger, more-established companies.


The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of the Initial shares to that of the Morgan Stanley Capital International
(MSCI) World (ex. US) Index, a broad measure of international stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                76.05  -25.76
91    92    93    94    95    96    97    98    99     00

INITIAL SHARES

BEST QUARTER:                    Q4 '99                           +53.13%

WORST QUARTER:                   Q2 '00                           -20.29%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                    Since
                                                                  inception
                                        1 Year                    (9/30/98)
--------------------------------------------------------------------------------

INITIAL SHARES                            -25.76%                     20.12%

MSCI WORLD (EX. US)
INDEX                                     -13.37%                     13.70%



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         1.00%           1.00%

Rule 12b-1 fee                                           none           0.25%


Other expenses                                          2.59%           2.59%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      3.59%           3.84%

Fee waiver and/or expense
reimbursement                                         (2.09%)         (2.34%)

--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.50%           1.50%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.
--------------------------------------------------------------------------------

Expense example



                                           1 Year               3 Years                5 Years              10 Years
--------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                             $153                 $906                    $1,681                $3,717

SERVICE SHARES                             $153                 $957                    $1,780                $3,922



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its growth specialist affiliate, Founders Asset Management LLC, to serve as the portfolio's sub-investment adviser. Founders, located at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, and its predecessor companies have been offering tools to help investors pursue their financial goals since 1938. As of December 31, 2000, Founders managed mutual funds and other client accounts having aggregate assets of approximately $7.11 billion.


The portfolio's primary portfolio manager is Tracy P. Stouffer. She has been the portfolio' s primary portfolio manager, and has been employed by Founders, since July 1999. Prior to joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management, Inc. from 1988 to 1995.


The portfolio, Dreyfus, Founders and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus and Founders codes of ethics restrict the personal securities transactions of their employees, and require portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Each code's primary purpose is to ensure that personal trading by Dreyfus or Founders employees does not disadvantage any Dreyfus- or Founders-managed fund.


                                                                  The Portfolio
Page 5

MANAGEMENT (CONTINUED)

Performance information for Public Fund and Portfolio


The portfolio has the same investment objective and follows substantially the same investment policies and strategies as a corresponding series of another open-end investment company advised by Founders, the Dreyfus Founders Passport Fund (the "Public Fund"). The portfolio currently has the same primary portfolio manager as the Public Fund. The first table at right shows average annual total return information for the Public Fund's Class F shares and for the MSCI World (ex. US) Index, the benchmark index of the portfolio and the Public Fund. The second table shows average annual total return information for the portfolio and the MSCI World (ex. US) Index.

Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Public Fund reflect the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the portfolio. The Public Fund's Class F shares total annual operating expenses, after fee waiver and expense reimbursement, if any, for the year ended December 31, 2000 were 1.61% of its average daily net assets.



The performance figures for the Public Fund and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Additionally, although it is anticipated that the portfolio and the Public Fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Public Fund and the portfolio reflects the reinvestment of dividends and other distributions.


The performance figures of the Public Fund and the portfolio were due in part to the purchase by the Public Fund and to the portfolio of securities sold in IPOs. There is no guarantee that investments in IPOs by the Public Fund or the portfolio will continue to have a similar impact on performance, and such returns should not be expected over the long term.

PUBLIC FUND

Historical performance information for the Public Fund's Class F shares and for the MSCI World (ex. US) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                                Since
                                                                                                               inception
                                                                   1 Year                 5 Years             (11/16/93)
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS FOUNDERS
PASSPORT FUND --CLASS F*                                           -29.65%                 12.61%                11.71%

MSCI WORLD
(EX. US) INDEX**                                                   -13.37%                  7.54%                 9.02%***



PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the MSCI World (ex. US) Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                  Since
                                                                inception

                                            1 Year              (9/30/98)
--------------------------------------------------------------------------------

FOUNDERS PASSPORT
PORTFOLIO -- INITIAL SHARES                   -25.76%               20.12%

MSCI WORLD (EX. US) INDEX**                   -13.37%               13.70%


--------------------------------------------------------------------------------

*    CLASS F SHARES ARE GENERALLY CLOSED TO NEW INVESTORS.

** THE MSCI WORLD (EX. US) INDEX IS AN ARITHMETICAL AVERAGE OF THE PERFORMANCE OF OVER 1,000 SECURITIES LISTED ON THE STOCK EXCHANGES OF EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. TOTAL RETURN FIGURES FOR THE INDEX ASSUME CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AFTER DEDUCTION OF LOCAL TAXES, BUT DO NOT DEDUCT ANY FEES OR EXPENSES WHICH ARE CHARGED TO THE PUBLIC FUND AND THE PORTFOLIO.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/93 IS USED AS THE BEGINNING VALUE ON 11/16/93.


Page 6

FINANCIAL HIGHLIGHTS


The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                    INITIAL SHARES           SERVICE SHARE
                                                                                                              PERIOD ENDED
                                                                               YEAR ENDED DECEMBER 31,         DECEMBER 31,

                                                                       2000           1999         1998(1)        2000(2)
-------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                   23.82          14.46         12.50          16.99

 Investment operations:  Investment income (loss) -- net                 (.11)(3)       (.10)(3)       .00(4)          --

                         Net realized and unrealized gain (loss)
                         on investments                                 (5.61)         11.04          1.97             --

 Total from investment operations                                       (5.72)         10.94          1.97             --

 Distributions:          Dividends from investment income -- net           --             --           .00(4)          --

                         Dividends from net realized gain
                         on investments                                 (1.11)         (1.58)         (.01)            --

Total distributions                                                     (1.11)         (1.58)         (.01)            --

Net asset value, end of period                                         16.99          23.82         14.46          16.99

 Total return (%)                                                      (25.76)         76.05         15.79(5)          --
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                             1.50           1.50           .38(5)          --

 Ratio of net investment income (loss) to average net assets (%)         (.47)          (.60)          .02(5)          --

 Decrease reflected in above expense ratios due to actions
         by Dreyfus (%)                                                  2.09           2.14           .30(5)          --

 Portfolio turnover rate (%)                                           493.10         319.31          3.98(5)      493.10
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                 26,281         14,836         5,788              1

(1)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.



                                                                  The Portfolio

Page 7
                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: FOUNDERS PASSPORT PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

Page 8


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information
Page 9

                                                           For More Information

Dreyfus Investment Portfolios
Founders Passport Portfolio
---------------------------------------
SEC file number: 811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
178P0501




Dreyfus Investment Portfolios

Japan Portfolio


Seeks long-term capital growth by investing in stocks of Japanese companies

PROSPECTUS May 1, 2001


                                       _

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




The Portfolio

                                                  Dreyfus Investment Portfolios

                                                                Japan Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          8

Distributions and Taxes                                                   8

Exchange Privilege                                                        9

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment advisers, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.



GOAL/APPROACH

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 65% of its total assets in stocks of Japanese companies. Generally, the portfolio invests at least 60% of its assets in Japanese companies with market caps of at least $1.5 billion at the time of investment. The portfolio' s investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.


In  choosing  stocks, the portfolio manager identifies and forecasts: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals; and long-term trends in currency movements.


Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally sells securities when themes or strategies change or when the portfolio manager determines that a company's prospects have changed or that its stock is fully valued by the market.

Many of the securities in which the portfolio invests are denominated in yen. To protect the portfolio against potential depreciation of the yen versus the U.S. dollar, the portfolio manager may engage in currency hedging.

Concepts to understand

JAPANESE COMPANY: a company organized under the laws of Japan or for which the principal securities trading market is Japan; or a company, wherever organized, with a majority of its assets or business in Japan.

CURRENCY HEDGING: the value of the yen can fluctuate significantly relative to the U.S. dollar and potentially result in losses for investors. To help offset such losses, the portfolio manager may employ certain techniques designed to reduce the portfolio's foreign currency exposure. Generally, this involves buying options, futures, or forward contracts for the foreign currency.

                                                                  The Portfolio

MAIN RISKS


While stocks have historically been a choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.


The portfolio's performance will be influenced by political, social and economic factors affecting investments in Japanese companies. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, less liquidity and differing auditing and legal standards. Each of those risks could result in more volatility for the portfolio. While investments in all foreign countries are subject to those risks, the portfolio' s concentration in Japanese securities could cause the portfolio' s performance to be more volatile than that of more geographically diversified funds.


Small companies carry additional risks because their operating histories tend to be more limited, their earnings less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. Some of the portfolio' s investments will rise and fall based on investor perceptions rather than economics.


The  portfolio  may purchase securities of companies in initial public offerings
(IPOs) . The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies and engage in short-selling. While used primarily to hedge certain of the portfolio's investments and manage its foreign currency exposure and exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Morgan Stanley Capital International (MSCI) Japan Index, a capitalization-weighted index of stocks of Japanese companies. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                      -8.92
91    92    93    94    95    96    97    98    99    00

INITIAL SHARES

BEST QUARTER:                    Q1 '00                     +33.57%

WORST QUARTER:                   Q2 '00                     -12.52%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                     Since
                                                                                                  inception

                                                                          1 Year                   (12/15/99)
---------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                              -8.92%                  -6.22%

MSCI JAPAN INDEX                                                           -28.16%                  -22.10%*

*    FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE
     BEGINNING VALUE ON 12/15/99.


Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.



                                                                  The Portfolio

EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.


--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         1.00%           1.00%

Rule 12b-1 fee                                           none           0.25%


Other expenses                                          2.40%           2.40%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      3.40%           3.65%

Fee waiver and/or expense
reimbursement                                          (1.90%)         (2.15%)

--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.50%           1.50%

* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.50%.

--------------------------------------------------------------------------------

Expense example




                                             1 Year                  3 Years               5 Years                 10 Years
--------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                 $153                    $868                 $1,606                   $3,557

SERVICE SHARES                                 $153                    $918                 $1,705                   $3,766


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.



Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

MANAGEMENT


The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Dreyfus has engaged its affiliate, Newton Capital Management Limited, to serve as the portfolio's sub-investment adviser. Newton, located at 71 Queen Victoria Street, London, EC4V 4DR, England, was formed in 1977 and, as of December 31,
2000, together with its parent and its parent' s subsidiaries, managed approximately $32 billion in discretionary separate accounts and other investment accounts.


The portfolio's primary portfolio manager is Miki Sugimoto. She has been the portfolio' s primary portfolio manager since the portfolio's inception and has been employed by Newton since 1995. Prior to joining Newton, Ms. Sugimoto was employed for five years at S.G. Warburg where she worked primarily in the corporate finance department.


The portfolio, Dreyfus, Newton and Dreyfus Service Corporation (the portfolio's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                  The Portfolio

Performance Information for Investment Accounts and Portfolio

The portfolio has a substantially similar investment objective and follows substantially similar investment policies and strategies as two investment accounts advised by Newton, the Newton Japan Fund and Newton Universal Growth Funds (UGF) Japanese Equity Fund (collectively, the "Investment Accounts"). The portfolio currently has the same portfolio managers as the Investment Accounts. The first table at right shows composite average annual total return information for the Investment Accounts and for the MSCI Japan Index, the benchmark index of the portfolio and the Investment Accounts. The second table shows average annual total return information for the portfolio's Initial shares and for the MSCI Japan Index.


Investors should not consider this performance data as an indication of the future performance of the portfolio. The performance figures for the Investment Accounts were calculated by Micropal on a "bid-bid" basis (i.e., the price at which an investor can sell its shares) with the accounts' gross income reinvested in U.S. dollars. The performance figures were then adjusted to reflect the deduction of the historical annual management fee paid by the Investment Accounts (1.50% of each Investment Account's net assets), and not those paid by the portfolio.


The performance figures for the Investment Accounts and the portfolio also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies, which would lower the performance quoted. Policy owners should refer to the applicable insurance company prospectus for information on any such charges and expenses. Moreover, the performance of the Investment Accounts could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations if the accounts had been regulated as
investment   companies   under  the  U.S.  federal  securities  and  tax  laws.
Additionally, although it is anticipated that the portfolio and the Investment Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. Performance information for the Investment Accounts and the portfolio reflects the reinvestment of dividends and other distributions.

INVESTMENT ACCOUNTS

Historical performance information for the Investment Accounts and for the MSCI Japan Index for various periods ended December 31, 2000 is as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00


                                                                                                                          Since
                                                                       1 Year                   5 Years                 11/22/94*
--------------------------------------------------------------------------------------------------------------------------------

NEWTON JAPAN FUND                                                      -31.70%                    2.40%                   0.55%

NEWTON UGF JAPANESE
EQUITY FUND                                                            -32.40%                    2.10%                  -5.56%

MSCI JAPAN INDEX**                                                     -28.16%                  -28.07%                 -19.16%







PORTFOLIO

Average annual total returns for the portfolio's Initial shares and for the MSCI Japan Index for various periods ended December 31, 2000, as calculated pursuant to SEC guidelines, are as follows:
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                    Since
                                                                  inception
                                              1 Year              (12/15/99)
--------------------------------------------------------------------------------

JAPAN PORTFOLIO --
INITIAL SHARES                                  -8.92%               -6.22%

MSCI JAPAN INDEX**                             -28.16%              -22.10%***
--------------------------------------------------------------------------------

* NEWTON BEGAN MANAGING THE INVESTMENT ACCOUNTS ON NOVEMBER 22, 1994. PRIOR THERETO, THE INVESTMENT ACCOUNTS WERE MANAGED BY CAPITAL HOUSE, LLC, A SUBSIDIARY OF THE ROYAL BANK OF SCOTLAND. PERFORMANCE FOR THE MSCI JAPAN INDEX IS CALCULATED FROM OCTOBER 31, 1994.

** THE MSCI JAPAN INDEX IS A CAPITALIZATION-WEIGHTED INDEX (ADJUSTED IN U.S. DOLLARS) OF COMPANIES IN JAPAN INTENDED TO REPLICATE THE INDUSTRY COMPOSITION OF THE LOCAL MARKET. THE CHOSEN LIST OF STOCKS INCLUDES A REPRESENTATIVE SAMPLING OF LARGE, MEDIUM AND SMALL-CAPITALIZATION WEIGHTED STOCKS, TAKING EACH STOCK' S LIQUIDITY INTO ACCOUNT. THE RETURNS OF THE INDEX ASSUME REINVESTMENT NET OF WITHHOLDING TAX AND, UNLIKE FUND RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES.

*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio' s financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                            INITIAL SHARES        SERVICE SHARES
                                                                                                                    PERIOD ENDED
                                                                                         YEAR ENDED DECEMBER 31,     DECEMBER 31,

                                                                                          2000         1999(1)        2000(2)
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     12.84         12.50          11.22

 Investment operations:  Investment income (loss) -- net                                   (.08)(3)       .00(4)          --

                         Net realized and unrealized gain (loss) on investments           (1.06)          .34             --

 Total from investment operations                                                         (1.14)          .34             --

 Distributions:          Dividends from investment income -- net                           (.05)           --             --

                         Dividends from net realized gain on investments                   (.43)           --             --

 Total distributions                                                                       (.48)           --             --

 Net asset value, end of period                                                           11.22         12.84          11.22

 Total return (%)                                                                         (8.92)         2.64(5)          --
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                               1.50           .07(5)          --

 Ratio of net investment income (loss) to average net assets (%)                           (.80)          .03(5)          --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                  1.90          1.35(5)          --

 Portfolio turnover rate (%)                                                             378.54            --         378.54
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    2,254         2,054              1

(1)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.



                                                                  The Portfolio

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is with a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: JAPAN PORTFOLIO/SHARE CLASS), for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead) and account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees. Foreign securities held by the portfolio may trade on days when the portfolio does not calculate its NAV and thus affect the portfolio's NAV on days when investors have no access to the portfolio.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


                                                            Account Information

                                                           For More Information

Dreyfus Investment Portfolios
Japan Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
189P0501



Dreyfus Investment Portfolios

MidCap Stock Portfolio


Seeks investment results that exceed the total return performance of the S&P 400 by investing in stocks of medium-size companies

PROSPECTUS May 1, 2001


                                       _

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



The Portfolio

                                                  Dreyfus Investment Portfolios

                                                         MidCap Stock Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      6

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   7

Exchange Privilege                                                        8

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.



GOAL/APPROACH

The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400((reg.tm)) Index (" S& P 400"). To pursue this goal, the portfolio invests primarily in a blended portfolio of growth and value stocks of medium-size companies, those whose market values generally range between $200 million and $10 billion. Stocks are chosen through a disciplined process combining computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the portfolio's share price compared to the S&P 400 are primary goals of the process. The portfolio's stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts.

Dreyfus uses a computer model to identify and rank stocks within an industry or sector, based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth

* GROWTH, in this case the sustainability or growth of earnings

* FINANCIAL PROFILE, which measures the financial health of the company

Next, Dreyfus uses fundamental analysis to select the most attractive of the top-ranked securities.

Dreyfus then manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The portfolio is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 400.

Concepts to understand

MIDCAP COMPANIES: established companies that may not be well known. Midcap companies have the potential to grow faster than large-cap companies, but may lack the resources to weather economic shifts, and are more volatile than large companies.

COMPUTER MODEL: a proprietary computer model that evaluates and ranks a universe of over 2,000 stocks. Dreyfus reviews each of the screens on a regular basis. Dreyfus also maintains the flexibility to adapt the screening criteria to changes in market conditions.

                                                                  The Portfolio

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of a shareholder's investment in the portfolio will go up and down, which means that shareholders could lose money.

Medium-size companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than those of larger, more established companies. Some of the portfolio's investments will rise and fall based on investor perception rather than economics.


Although the portfolio seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P 400, the portfolio is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase stocks of companies not listed in the S&P 400 can cause the portfolio to underperform the index.

By investing in a mix of growth and value companies, the portfolio assumes the risks of both and may achieve more modest gains than funds that use only one investment style. Because the stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the manager believes is their full market value, or that their intrinsic values may fall. While investments in value stocks may limit downside risk over time, they may produce smaller gains than riskier stocks.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. While used to hedge certain of the portfolio's investments and increase returns, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.


The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.


What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total return of the Initial shares to that of the S&P 400, a broad measure of midcap stock performance. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                                10.82  8.28
91    92    93    94    95    96    97    98    99     00

INITIAL SHARES

BEST QUARTER:                    Q4 '99                           +14.67%

WORST QUARTER:                   Q3 '99                            -7.11%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                    Since
                                                                  inception

                                            1 Year                   (5/1/98)
--------------------------------------------------------------------------------

INITIAL SHARES                               8.28%                     6.04%

S&P 400                                     17.50%                    14.07%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/98 IS USED AS THE BEGINNING VALUE ON 5/1/98.

Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

                                                                  The Portfolio

EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial         Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.75%           0.75%

Rule 12b-1 fee                                           none           0.25%


Other expenses                                          0.29%           0.29%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                      1.04%           1.29%

Fee waiver and/or expense
reimbursement                                         (0.04%)         (0.29%)


--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                                 1.00%           1.00%


* THE DREYFUS CORPORATION HAS AGREED, UNTIL DECEMBER 31, 2001, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWINGS) EXCEED 1.00%. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, DREYFUS FURTHER REIMBURSED THE PORTFOLIO FOR OTHER EXPENSES SO THAT TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES FOR INITIAL SHARES WERE 0.98% INSTEAD OF 1.00%. THIS ADDITIONAL EXPENSE REIMBURSEMENT WAS VOLUNTARY.


--------------------------------------------------------------------------------

Expense example



                                           1 Year                 3 Years                5 Years           10 Years
---------------------------------------------------------------------------------------------------------------------------------


INITIAL SHARES                              $102                  $327                   $570                 $1,267

SERVICE SHARES                              $102                  $380                   $680                 $1,531


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The one-year numbers are based on the net operating expenses. The longer-term numbers are based on total annual portfolio operating expenses.


Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.69% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.



John O' Toole is the portfolio's primary portfolio manager, a position he has held since the portfolio' s inception. He has been employed by Dreyfus since October 1994. Mr. O' Toole also is a senior vice president and a portfolio manager for Mellon Equity Associates, an affiliate of Dreyfus, and has been employed by Mellon Bank, N.A. since 1979.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                                                                  The Portfolio

FINANCIAL HIGHLIGHTS



The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                     INITIAL SHARES               SERVICE SHARE
                                                                                                                   PERIOD ENDED
                                                                                  YEAR ENDED DECEMBER 31,           DECEMBER 31,

                                                                            2000           1999         1998(1)        2000(2)
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                      13.44          12.16         12.50          14.29

 Investment operations:  Investment income -- net                            .05(3)         .03(3)        .02             --

                         Net realized and unrealized gain (loss)
                         on investments                                     1.05           1.28          (.34)            --

 Total from investment operations                                           1.10           1.31          (.32)            --

 Distributions:          Dividends from investment income -- net            (.03)          (.03)         (.02)            --

                         Dividends from net realized gain on investments    (.13)            --            --             --

                         Dividends in excess of net realized gain
                         on investments                                     (.09)            --            --             --

 Total distributions                                                        (.25)          (.03)         (.02)            --

 Net asset value, end of period                                            14.29          13.44         12.16          14.29

 Total return (%)                                                           8.28          10.82         (2.53)(4)         --
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                 .98            .97           .67(4)          --

 Ratio of net investment income to average net assets (%)                    .34            .26           .18(4)          --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)    .06            .49           .60(4)          --

 Portfolio turnover rate (%)                                              102.89          77.73         75.74(4)      102.89
---------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    76,784         15,563        10,506              1

(1)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.


                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: MIDCAP STOCK PORTFOLIO/ SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information

EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.

NOTES




                                                           For More Information

Dreyfus Investment Portfolios
MidCap Stock Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
174P0501



Dreyfus Investment Portfolios

Technology Growth Portfolio


Seeks capital appreciation by investing in technology companies

PROSPECTUS May 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The Portfolio

                                                  Dreyfus Investment Portfolios

                                                    Technology Growth Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          3

Expenses                                                                  4

Management                                                                5

Financial Highlights                                                      6

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   7

Exchange Privilege                                                        8

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]


GOAL/APPROACH

The portfolio seeks capital appreciation. To pursue this goal, the portfolio invests primarily in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the portfolio's assets may be invested in foreign securities. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities.


In choosing stocks, the portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the portfolio' s investments may currently be experiencing losses. The portfolio focuses on the technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the
computer,    semi-conductor,    electronics,    communications,    healthcare,
biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The portfolio typically sells a stock when there is a negative change in the fundamental factors surrounding the company, such as an earnings or revenue shortfall, industry downturn or change in the competitive landscape, or when the portfolio manager believes the stock is fully valued by the market.


Although the portfolio looks for companies with the potential for strong earnings growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings (IPOs) and the aftermarket.

Concepts to understand

SMALL AND MIDSIZE COMPANIES: new and often entrepreneurial companies. These companies tend to grow faster than large-cap companies and typically use any profits for expansion rather than for paying dividends. They are also more volatile than larger companies and fail more often.

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

                                                                  The Portfolio
[Page 1]


MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. In fact, the technology sector has been among the most volatile sectors of the stock market. The value of a shareholder's investment in the portfolio will go up and down, sometimes dramatically, which means that shareholders could lose money.

Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the fund's ability to sell these securities.


Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Any foreign securities purchased by the portfolio include special risks, such as
exposure   to   currency  fluctuations,  changing  political  climate,  lack  of comprehensive company information and potentially less liquidity.

The portfolio may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the portfolio. As a portfolio' s asset base increases, IPOs often have a diminished effect on such portfolio's performance.

Under adverse market conditions, the portfolio could invest some or all of its assets in money market securities. Although the portfolio would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

Other potential risks


The portfolio may invest in derivatives, such as options and futures contracts. The portfolio also may invest in foreign currencies and engage in short-selling. While used primarily to hedge certain of the portfolio's investments and manage exposure to certain markets, such strategies can increase the portfolio's volatility and lower its returns. Derivatives can be illiquid, and a small investment in certain derivatives can have a large impact on the portfolio's performance.

At times, the portfolio may engage in short-term trading, which could produce higher transaction costs.


The portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the portfolio's gains or losses.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.

[Page 2]



PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the performance of the portfolio's Initial shares for the portfolio's first full calendar year of operations. The table compares the average annual total return of the Initial shares to that of the Standard & Poor' s 500 Composite Stock Price Index (S&P 500), a broad measure of stock performance, and the Morgan Stanley High Technology 35 Index, an unmanaged, equal dollar-weighted index of 35 U.S. stocks from the electronics-based subsectors. Of course, past performance is no guarantee of future results. Since Service shares have less than one calendar year of performance, past performance information for that class is not included in this prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

INITIAL SHARES

                                                -26.98
91    92    93    94    95    97    98    99    00

BEST QUARTER:                    Q1 '00                     +22.68%

WORST QUARTER:                   Q4 '00                     -35.56%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00



                                                                                                               Since
                                                                                                              inception

                                                                          1 Year                              (8/31/99)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                            -26.98%                              10.00%

S&P 500                                                                    -9.10%                               1.16%

MORGAN STANLEY
HIGH TECHNOLOGY 35 INDEX                                                   -27.32%                               8.99%



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.



                                                                  The Portfolio
[Page 3]



EXPENSES

Investors using this portfolio to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                         0.75%           0.75%

Rule 12b-1 fee                                           none           0.25%

Other expenses                                          0.09%           0.09%
--------------------------------------------------------------------------------

TOTAL                                                   0.84%           1.09%
--------------------------------------------------------------------------------

Expense example



                                            1 Year               3 Years                    5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                 $86                  $268                     $466                  $1,037

SERVICE SHARES                                $111                  $347                     $601                  $1,329


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.


RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies, and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.


[Page 4]


MANAGEMENT

The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.75% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The portfolio's primary portfolio manager is Mark Herskovitz. Mr. Herskovitz has been the primary portfolio manager of the portfolio since its inception and has been employed by Dreyfus since 1996. From 1992 to 1996, he served as a senior technology analyst at National City Bank.


The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                  The Portfolio
[Page 5]


FINANCIAL HIGHLIGHTS

The following table describes the performance of the portfolio's Initial shares for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much an investment in the portfolio would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.



                                                                                           INITIAL SHARES      SERVICE SHARES
                                                                                       ----------------------  -------------
                                                                                                                PERIOD ENDED
                                                                                       YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                                                       2000         1999(1)        2000(2)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                                     19.45         12.50          14.19

 Investment operations:  Investment income (loss) -- net                               (.06)(3)      (.02)(3)             --

                         Net realized and unrealized gain (loss) on investments          (5.18)          6.97             --

 Total from investment operations                                                        (5.24)          6.95             --

 Distributions:          Dividends from net realized gain on investments                  (.02)            --             --

 Net asset value, end of period                                                           14.19         19.45          14.19

 Total return (%)                                                                       (26.98)       55.60(4)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                                .84         .36(4)            --

 Ratio of net investment income (loss) to average net assets (%)                          (.30)      (.14)(4)             --

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)                    --         .09(4)            --

 Portfolio turnover rate (%)                                                             121.88       20.01(4)        121.88
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                  139,547        65,707              1

(1)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.




[Page 6]

                                                            Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900375108/DREYFUS INVESTMENT PORTFOLIOS: TECHNOLOGY GROWTH PORTFOLIO/SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees.

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY PAYS DIVIDENDS from its net investment income and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.

                                                            Account Information
[Page 7]


EXCHANGE PRIVILEGE


SHAREHOLDERS CAN EXCHANGE SHARES of a class of the portfolio for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.


[Page 8]

NOTES
[Page]
                                                           For More Information

Dreyfus Investment Portfolios
Technology Growth Portfolio
----------------------------------------
SEC file number:  811-08673

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                                  175P0501



------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          DREYFUS INVESTMENT PORTFOLIOS

                               CORE BOND PORTFOLIO
                              CORE VALUE PORTFOLIO
                           EMERGING LEADERS PORTFOLIO
                           EMERGING MARKETS PORTFOLIO
                            EUROPEAN EQUITY PORTFOLIO
                                 JAPAN PORTFOLIO
                             MIDCAP STOCK PORTFOLIO
                           TECHNOLOGY GROWTH PORTFOLIO
                          FOUNDERS DISCOVERY PORTFOLIO
                            FOUNDERS GROWTH PORTFOLIO
                   FOUNDERS INTERNATIONAL EQUITY PORTFOLIO
                           FOUNDERS PASSPORT PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001
------------------------------------------------------------------------------
                   (FOR INITIAL SHARES AND SERVICE SHARES)



      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus of the Core Bond, Core Value, Emerging Leaders, Emerging Markets, European Equity, Japan, MidCap Stock, Technology Growth, Founders Growth, Founders International Equity, Founders Passport and Founders Discovery Portfolios, each dated May 1, 2001 (each, a "Portfolio", and collectively, the "Portfolios"), each a separate series of Dreyfus Investment Portfolios (the "Fund"), as each Prospectus may be revised from time to time. To obtain a copy of the relevant Portfolio's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611 or 516-338-3300.

      Portfolio shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies", and together with VA contracts, the "Policies"). Individuals may not purchase shares of any Portfolio directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.


      Each Portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Portfolio shares may be purchased by the separate account.

      The most recent Annual Report and Semi-Annual Report to Shareholders for each Portfolio are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.





                                TABLE OF CONTENTS

                                                                         Page

Description of the Fund and Portfolios.....................................B-3
Management of the Fund....................................................B-34
Management Arrangements...................................................B-39
How to Buy Shares.........................................................B-46
Distribution Plan (Service Shares Only)...................................B-47
How to Redeem Shares......................................................B-48
Exchange Privilege........................................................B-49
Determination of Net Asset Value..........................................B-49
Dividends, Distributions and Taxes........................................B-51
Portfolio Transactions....................................................B-53
Performance Information...................................................B-56
Information About the Fund and Portfolios.................................B-59
Counsel and Independent Auditors..........................................B-61
Appendix..................................................................B-62



                    DESCRIPTION OF THE FUND AND PORTFOLIOS

      The Fund is a Massachusetts business trust that commenced operations on May 1, 1998. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, except the Emerging Markets Portfolio, is a diversified fund, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer. The Emerging Markets Portfolio is a non-diversified fund, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

      The Dreyfus Corporation (the "Manager") serves as each Portfolio's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to each of the Founders Discovery, Founders Growth, Founders International Equity and Founders Passport Portfolios (collectively, the "Founders Portfolios") and to provide day-to-day management of the Founders Portfolios' investments, subject to the supervision of the Manager. The Manager has engaged Newton Capital Management Limited ("Newton") to serve as sub-investment adviser to each of the European Equity and Japan Portfolios and to provide day-to-day management of the European Equity and Japan Portfolios' investments, subject to the supervision of the Manager.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Portfolios' shares.

Certain Portfolio Securities


      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      Depositary Receipts. (All Portfolios, except the Core Bond and Emerging Leaders Portfolios) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

      Foreign Government Obligations; Securities of Supranational Entities. (Core Bond Portfolio, Founders Portfolios, Emerging Markets Portfolio, European Equity Portfolio and Japan Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Founders (in the case of the Founders Portfolios), the Manager (in the case of the Core Bond and Emerging Markets Portfolios) or Newton (in the case of the European Equity and Japan Portfolios) to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      Mortgage-Related Securities. (Core Bond Portfolio only) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. See "Investment Considerations and Risks" below.

Residential Mortgage-Related Securities--The Core Bond Portfolio may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Commercial Mortgage-Related Securities--The Core Bond Portfolio may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities--The Core Bond Portfolio may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities--The Core Bond Portfolio may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Portfolio also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

      Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities--The Core Bond Portfolio also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts ("REITs")--The Core Bond Portfolio may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Adjustable-Rate Mortgage Loans ("ARMs")--The Core Bond Portfolio may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities--The Core Bond Portfolio may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities--Other mortgage-related securities in which the Core Bond Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      Asset-Backed Securities. (Core Bond Portfolio only) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      Variable and Floating Rate Securities. (Core Bond Portfolio only) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

      The Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

      The Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

      Investment Companies. (All Portfolios) Each Portfolio may invest in securities issued by investment companies. The Emerging Markets Portfolio may invest in securities issued by closed-end investment companies which principally invest in securities in which it invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

      Convertible Securities. (All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      Warrants. (All Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

      Participation Interests. (Core Bond Portfolio only) The Core Bond Portfolio may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

      The Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      Municipal Obligations. (Core Bond Portfolio) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Core Bond Portfolio also may acquire call options on specific municipal obligations. The Portfolio generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to Federal income tax. The Portfolio may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Portfolio currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

      Zero Coupon, Pay-In-Kind and Step-Up Securities. (Core Bond Portfolio only) The Core Bond Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Core Bond Portfolio may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Portfolio also may purchase step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

      Illiquid Securities. (All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

      Money Market Instruments. (All Portfolios) When the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including the securities described below ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

U.S. Government Securities--Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value of such securities nor the Portfolio's share price is guaranteed.


Repurchase Agreements--Each Portfolio may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Portfolio's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.


Bank Obligations--Each Portfolio may purchase certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

      CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of a bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper and Other Short-Term Corporate Obligations--Each Portfolio may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Services ("S&P") or F-1 by Fitch IBCA, Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"), or issued by companies having an outstanding unsecured debt issue currently rated at least A by Moody's, S&P or Fitch, or, if unrated, determined by the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

      These instruments also include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Investment Techniques


      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      Duration. (Core Bond Portfolio only) As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Core Bond Portfolio, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      Portfolio Maturity. (Core Bond Portfolio only) The Core Bond Portfolio typically will maintain an average effective maturity ranging between five and ten years. However, to the extent the maturity of the Portfolio's benchmark index is outside this range at a particular time (generally, this may occur during other than usual market conditions), the Portfolio's average effective maturity also may fall outside such range. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Manager may base its conclusion on such factors as the interest-rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

      Foreign Currency Transactions. (All Portfolios, except the MidCap Stock Portfolio) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

      Borrowing Money. (All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Founders Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes. While such borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. The Core Bond, Core Value, Emerging Leaders, Emerging Markets, European Equity, Japan, MidCap Stock and Technology Growth Portfolios may borrow money for investment purposes as described below under "Leverage."

      Leverage. (Core Bond, Core Value, Emerging Leaders, Emerging Markets, European Equity, Japan, MidCap Stock and Technology Growth Portfolios only) Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      Reverse Repurchase Agreements. (All Portfolios, except the Founders Portfolios) Each of these Portfolios may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Portfolio. Except for these transactions, borrowings by the Portfolios generally will be unsecured. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Portfolio's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

      Lending Portfolio Securities. (All Portfolios, except Emerging Leaders Portfolio) Each of these Portfolios may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Short-Selling. (Core Bond, Emerging Leaders, Emerging Markets, European Equity, Japan and Technology Growth Portfolios only) In these transactions, a Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively.

      No Portfolio will sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets.

      The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. At no time will more than 15% of the value of the Portfolio's net assets be in deposits on short sales against the box.

      Until the Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      Derivatives. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

      If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. Each Portfolio may enter into futures contracts in U.S. domestic markets, or, except for the MidCap Stock Portfolio, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

      Successful use of futures by a Portfolio also is subject to the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

      Specific Futures Transactions. Each Portfolio may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Each Portfolio, except the MidCap Stock Portfolio, may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

      Each Portfolio, except the Emerging Markets Portfolio, may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Successful use by the Portfolio of futures contracts will be subject to the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Portfolio may incur losses.

      Options--In General. Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Specific Options Transactions. Each Portfolio, except the Core Bond Portfolio, may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      Each Portfolio, except the MidCap Stock Portfolio, may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Each Portfolio, except the Core Bond Portfolio, may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. The European Equity and Japan Portfolios also may purchase cash-settled options on interest rate swaps and interest rate swaps denominated in foreign currency. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Portfolio of options will be subject to the ability of the Manager (or Founders with respect to the Founders Portfolios or Newton with respect to the European Equity and Japan Portfolios) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Portfolio may incur losses.

      Future Developments. (All Portfolios) A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment on behalf of a Portfolio, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Forward Commitments. (All Portfolios) Each Portfolio may purchase or sell securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the purchaser does not make a payment until it receives delivery from the counter party. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

      The Core Bond Portfolio intends to engage in forward commitments to increase its portfolio's financial exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

      Forward Roll Transactions. (Core Bond Portfolio only) To enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the purchase price of those securities. The Portfolio will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Certain Investment Considerations and Risks

      Equity Securities. (All Portfolios) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

      Fixed-Income Securities. (All Portfolios) The Core Value Portfolio may invest up to 5% of its total net assets in fixed-income securities, including those of companies that are close to entering, or already in, reorganization proceedings which are rated below investment grade by the Rating Agencies. The MidCap Stock Portfolio also may invest in corporate obligations rated at least Baa by Moody's or BBB by S&P or Fitch, or, if unrated, of comparable quality as determined by the Manager. Each Founders Portfolio may invest in debt securities of foreign issuers that management believes, based on market conditions, the financial condition of the issuer, general economic conditions and other relevant factors, offer opportunities for capital growth. The bonds, debentures and corporate obligations (other than convertible securities and preferred stock) in which each Founders Portfolio may invest must be rated not lower than Baa by Moody's or BBB by S&P and Fitch, or, if unrated, deemed to be of comparable quality by Founders. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

      The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by each Portfolio, such as those rated Baa or lower by Moody's and BBB or lower by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

      Technology Sector. (Technology Growth Portfolio only) The technology sector has been among the most volatile sectors of the stock market. You should recognize that returns are likely to be highly volatile and that, depending upon when you purchase and sell your Portfolio shares, you may make or lose money.

      The Portfolio may purchase securities of companies in initial public offerings or shortly thereafter. The prices of these companies' securities may be very volatile, rising and falling rapidly based, among other reasons, solely on investor perceptions rather than economic reasons. The Portfolio may purchase securities of companies which have no earnings or have experienced losses. The Portfolio generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company change, the company's stock price may decline sharply and its securities may become less liquid. The Portfolio may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Portfolio is not limited in the amount it may invest in these securities or companies. The Portfolio, together with other investment companies advised by the Manager and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Portfolio's ability to dispose of some or all of its position should it desire to do so.

      Lower Rated Securities. (Core Bond Portfolio, Core Value Portfolio, Emerging Markets Portfolio and Founders Portfolios only) Each of these Portfolios may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities (convertible securities and preferred stocks with respect to the Founders Portfolios) such as those rated Ba by Moody's or BB by S&P or Fitch, or as low as those rated B by a Rating Agency in the case of the Founders Portfolios, or as low as the lowest rating assigned by a Rating Agency in the case of the Core Bond, Core Value and Emerging Markets Portfolios. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

      Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolio's relative share price volatility. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio will rely on the judgment, analysis and experience of the Manager (or Founders with respect to the Founders Portfolios) in evaluating the creditworthiness of an issuer.

      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio's ability to dispose of particular issues when necessary to meet such Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid security market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

      Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager (or Founders with respect to the Founders Portfolios) will review carefully the credit and other characteristics pertinent to such new issues.

      The ratings of the Ratings Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager (or Founders with respect to the Founders Portfolios) also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal.


      With respect to Core Bond Portfolio, the average distribution of investments of the Portfolio in corporate bonds (excluding convertible preferred stocks and convertible bonds) by ratings for the fiscal year ended December 31, 2000, calculated monthly on a dollar weighted basis, was as follows:

                               Core Bond Portfolio

               Moody's   or   S&P or Fitch       Percentage

                  Aaa                AAA             93.8%
                  Aa                  AA              2.1%
                   A                  A               8.7%
                  Baa                BBB              5.0%
                  Ba                  BB              4.5%
                   B                  B               3.4%
                                                    --------
                                                     117.5%*
                                                    ========

* The Portfolio also owns equity securities (.3%).


      Foreign Securities. (All Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of such securities usually are held outside the United States, the Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

      With respect to the securities purchased by the Emerging Markets Portfolio and certain securities that may be purchased by the Founders Portfolios and the Core Bond, European Equity and Japan Portfolios only, developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Mortgage-Related Securities. (Core Bond Portfolio only) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Portfolio, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

      State Insurance Regulation. (All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations concerning concentration of investments, purchase and sale of future contracts and short sales of securities, among other techniques. If applied to a Portfolio, the Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

      Simultaneous Investments. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies managed by the Manager (and, where applicable, Founders or Newton). If, however, such other Portfolios or investment companies desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

Investment Restrictions

      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio has adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

      Core Value Portfolio, MidCap Stock Portfolio, Technology Growth Portfolio, Founders Discovery Portfolio, Founders Growth Portfolio, Founders International Equity Portfolio and Founders Passport Portfolio only. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 15 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

            1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Investment Restriction with respect to the Technology Growth Portfolio, the technology sector in general is not considered an industry.

            2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.

            3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

            4. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

            6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, a Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Act as an underwriter of securities of other issuers, except to the extent a Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 12 and 13 may be deemed to give rise to a senior security.

            10. Purchase securities on margin, but a Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            13. Purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and Statement of Additional Information.

            14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

            15. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                                    * * *

      Core Bond Portfolio, Emerging Leaders Portfolio, European Equity Portfolio and Japan Portfolio. Each of these Portfolios has adopted investment restrictions numbered 1 through 10 as fundamental policies which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 13 are not fundamental policies and may be changed, as to a Portfolio, by a vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

            1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            2. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations.

            3. Purchase the securities of any issuer if such purchase would cause the Portfolio to hold more than 10% of the voting securities of such issuer. This restriction applies only with respect to 75% of the Portfolio's total assets.

            4. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

            6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            7. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            8. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6 and 12 may be deemed to give rise to a senior security.

            10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

            12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                    * * *

            Emerging Markets Portfolio only. The Portfolio has adopted investment restrictions numbered 1 through 8 as fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Emerging Markets Portfolio may not:

            1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

            2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

            4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

            5. Lend any securities or make any other loans if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

            6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

            7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4 and 10 may be deemed to give rise to a senior security.

            8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            9. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns as a shareholder in accordance with its views.

            10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

            11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

                                    * * *

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      In addition, each Portfolio has adopted the following policies as non-fundamental policies. Each Portfolio intends (i) to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, and (ii) to comply in all material respects with insurance laws and regulations that the Fund has been advised are applicable to investments of separate accounts of Participating Insurance Companies. As non-fundamental policies, these policies may be changed by vote of a majority of the Board members at any time.

                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

       The Dreyfus Corporation...........  Investment Adviser

      Founders Asset Management LLC.....   Sub-Investment Adviser to the
                                           Founders Portfolios
      Newton Capital Management Limited.   Sub-Investment Adviser to the
                                           European Equity and Japan Portfolios
      Dreyfus Service Corporation.......   Distributor
      Dreyfus Transfer, Inc.............   Transfer Agent
      The Bank of New York..............   Custodian for the Emerging Markets,
                                           European Equity, Founders
                                           International Equity, Founders
                                           Passport and Japan Portfolios
      Mellon Bank, N.A..................   Custodian for the Core Bond, Core
                                           Value, Emerging Leaders, Founders
                                           Discovery, Founders Growth, MidCap
                                           Stock and Technology Growth
                                           Portfolios

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.


CLIFFORD L. ALEXANDER, JR., Board Member.  Chairman of the Board and Chief
      Executive Officer of The Dun and Bradstreet Corporation and President of Alexander & Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, MCI WorldCom and Mutual of America Life Insurance Company. He is 67 years old and his address is 400 C. Street, N.E., Washington, D.C. 20002.

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of The International Executive Service Corps. She is also Vice Chairman of the Citizens Network for Foreign Affairs and of The Atlantic Council of the U.S., and a member of the Council on Foreign Relations. Mrs. Benson is also a member of the Town Meeting, Town of Amherst Massachusetts. From 1987 to 2000, Mrs. Benson was a director of COMSAT Corporation, a telecommunications company, and was a Trustee of the Alfred P. Sloan Foundation from 1975 to 1977 and from 1981 to 2000. She was also a member of the Board of Trustees of Lafayette College from 1985 to 2000, for which she served as Vice Chairman of the Board of Trustees from 1990 to 2000. Mrs. Benson was a director of The Grumman Corporation, from 1980 to 1994, General RE Corporation from 1990 to 1998, and Logistics Management Institute from 1987 to 1999. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 and 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 73 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


      Currently, the Fund typically pays its Board members its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Fund and four other funds (comprised of 18 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 2000, pursuant to the compensation schedule then in effect, were as follows:


                                                       Total Compensation From
                                 Aggregate              Fund and Fund Complex
Name of Board Member      Compensation From Fund**      Paid to Board Member
--------------------      ----------------------        --------------------

Joseph S. DiMartino                $2,970                   $805,537 (194)
Clifford L. Alexander, Jr.         $2,377                   $124,277 (48)
Lucy Wilson Benson                 $2,377                   $107,283 (33)

-------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,893 for all Board members as a group.


Officers of the Fund


STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
      Investment Officer and a director of the Manager, and an officer of 93 investment companies (comprised of 181 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.

MARK N. JACOBS, Vice President.   Executive Vice President, Secretary, and
      General Counsel of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 55 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old.

STEVEN F. NEWMAN, Secretary.   Assistant Secretary and Associate General
      Counsel of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old.

JEFF PRUSNOFSKY, Assistant Secretary. Associate General Counsel of the Manager, and an officer of 10 investment companies (comprised of 59 portfolios) managed by the Manager. He is 35 years old.

MICHAEL A. ROSENBERG, Assistant Secretary.  Associate General Counsel of the
      Manager, and an officer of 93 investment companies (comprised of 181 portfolios) managed by the Manager. He is 41 years old.

WILLIAM MCDOWELL, Assistant Treasurer. Senior Accounting Manager - Taxable Fixed
      Income of the Manager, and an officer of 18 investment companies (comprised of 74 portfolios) managed by the Manager. He is 42 years old.

JAMES WINDELS, Assistant Treasurer. Senior Treasury Manager of the Manager, and an officer of 25 investment companies (comprised of 99 portfolios) managed by the Manager. He is 42 years old.


      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


      The Fund's Board members and officers, as a group, owned less than 1% of each Portfolio's shares outstanding on April 3, 2001.

      The following shareholders are known by the Fund to own of record 5% or more of the indicated Portfolio's shares outstanding on April 3, 2001:

Shareholder                 Portfolio                               Percentage

Allmerica Financial         MidCap Stock-Initial shares                29.98%
Life & Annuity Co.
Attn:  Separate Accounts
Mail Station S310
440 Lincoln Street
Worcester, MA 01653

First TransAmerica Life     Core Bond-Initial shares                   18.78%
Insurance Company           Core Bond-Service shares                   25.62%
Separate Account VA-2LNY    Core Value-Initial shares                  13.73%
Accounting Department       Core Value-Service shares                   5.39%
P.O. Box 33849              Emerging Leaders-Initial shares            24.67%
Charlotte, NC 28233         Emerging Leaders-Service shares            34.48%
                            European Equity-Initial shares              5.37%
                            European Equity-Service shares             31.71%
                            Founders Discovery-Initial shares          15.18%
                            Founders Discovery-Service shares           6.49%
                            Founders Growth-Initial shares             17.16%
                            Founders International Equity-Initial      15.30%
                            shares
                            Founders International Equity-Service       9.47%
                            shares
                            Founders Passport-Initial shares           20.57%
                            Japan-Service shares                       25.41%
                            MidCap Stock-Initial shares                 6.21%
                            MidCap Stock-Service shares                 7.78%
                            Technology Growth-Initial shares           24.58%
                            Technology Growth-Service shares           16.39%

GE Life Annuity Assurance   Emerging Markets-Initial shares             9.89%
Company
6610 West Broad Street
Richmond, VA 23230

Kemper Investors Life       MidCap Stock-Initial shares                22.80%
Insurance Company
1 Kemper Drive
Long Grove, IL 60049

MBCIC                       Core Bond-Initial shares                   26.30%
c/o Mellon Bank, N.A.       Emerging Leaders-Initial shares            16.57%
919 North Market Street     Emerging Markets-Initial shares            60.59%
Wilmington, DE 19801        Japan-Initial shares                       84.85%
                            Japan-Service shares                       14.88%

Nationwide Insurance Co.    European Equity-Initial shares             64.47%
NWVA9
c/o IPO Portfolio
Accounting
P.O. Box 182029
Columbus, OH 43218

Nationwide Insurance Co     European Equity-Initial shares              7.12%
NWVAII
c/o IPO Portfolio
Accounting
P.O. Box 182029
Columbus, OH 43218

Nationwide Insurance Co.    European Equity-Initial shares              6.03%
NWVL14
c/o IPO Portfolio
Accounting
P.O. Box 182029
Columbus, OH 43218

Safeco Life Insurance Co.   MidCap Stock-Initial shares                10.22%
10865 Willows Road NE
Redmond, WA 98052

TransAmerica Accidental     Core Bond-Initial shares                   53.92%
Life Insurance Co.          Emerging Markets-Initial shares            25.42%
Separate Account VA-2L      Emerging Leaders-Initial shares            58.75%
Accounting Department       Japan-Initial shares                       12.31%
P.O. Box 33849
Charlotte, NC 28233

TransAmerica Occidental     Core Bond-Service shares                   74.34%
Life Insurance Company      Core Value-Initial shares                  86.27%
Separate Account VA-2L      Core Value-Service shares                  94.59%
Accounting Department       Emerging Leaders-Service shares            65.23%
P.O. Box 33849              Emerging Markets-Service shares            98.72%
Charlotte, NC 28233         European Equity-Initial shares             15.64%
                            European Equity-Service shares             67.22%
                            Founders Discovery-Initial shares          84.82%
                            Founders Discovery-Service shares          93.43%
                            Founders Growth-Initial shares             82.84%
                            Founders Growth-Service shares             95.20%
                            Founders International Equity-Initial      84.70%
                            shares
                            Founders International Equity-Service      90.42%
                            shares
                            Founders Passport-Initial shares           79.42%
                            Founders Passport-Service shares           96.09%
                            Japan-Service shares                       59.72%
                            MidCap Stock-Initial shares                29.60%
                            MidCap Stock-Service shares                92.18%
                            Technology Growth-Initial shares           71.80%
                            Technology Growth-Service shares           83.59%


                             MANAGEMENT ARRANGEMENTS

      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Diane
P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


      Sub-Investment Advisers. With respect to the Founders Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). As to each Founders Portfolio, the Founders Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Founders Portfolio, the Founders Sub-Advisory Agreement is terminable without penalty, (i) by the Manager on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Founders. The Founders Sub-Advisory Agreement will terminate automatically, as to the relevant Founders Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers of Founders: Christopher M. Condron, Chairman; Richard W. Sabo, President and Chief Executive Officer; Robert T. Ammann, Vice President; Curtis J. Anderson, Vice President; Thomas
M. Arrington, Vice President; Marissa A. Banuelos, Vice President; Angelo Barr, Senior Vice President and National Sales Manager; Scott A. Chapman, Vice President; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Gregory P. Contillo, Executive Vice President and Chief Marketing Officer; Julie D. DiIorio, Vice President; Francis P. Gaffney, Senior Vice President; Laurine M. Garrity, Senior Vice President; Robert T. Kelly, Vice President; Douglas A. Loeffler, Vice President; Andra
C. Ozols, Vice President; David L. Ray, Senior Vice President and Treasurer; Bridget M. Richards, Vice President; Richard A. Sampson, Senior Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; and Lisa G. Warshafsky, Vice President.


      With respect to the European Equity and Japan Portfolios, the Manager has entered into a Sub-Investment Advisory Agreement with Newton (the "Newton Sub-Advisory Agreement"). As to each of these Portfolios, the Newton Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Newton, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each of the European Equity and Japan Portfolios, the Newton Sub-Advisory Agreement is terminable without penalty, (i) by the Manager on 60 days' notice,
(ii) by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Newton. The Newton Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of Newton: Colin Harris, Director; Guy Hudson, Director; Joanna Bowen, Officer; Keiran Gallagher, Officer; Philip Collins, Officer; Guy Christie, Officer; Helena Morrisey, Officer; April Larusse, Officer; Alexander Stanic, Officer; Paul Butler, Officer; Susan Ritchie, Officer; Julian Campbell, Compliance Officer; and Derek Hardy, Chief Financial Officer.

      Portfolio Management. The Manager manages the investments of each Portfolio in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. Founders, with respect to each Founders Portfolio, and Newton, with respect to each of the European Equity and Japan Portfolios, provide day-to-day management of the Portfolio's investments, subject to the supervision of the Manager and the Fund's Board. Each Portfolio's adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for the relevant Portfolio. The portfolio managers of Core Bond Portfolio are Michael Hoeh, John Koerber, Gerald E. Thunelius and William Howarth. The portfolio managers of Core Value Portfolio are Francis DeAngelis, William Goldenberg and Valerie Sill. The portfolio managers of Emerging Leaders Portfolio are Paul Kandel and Hilary Woods. The primary portfolio manager of Emerging Markets Portfolio is D. Kirk Henry. The portfolio managers of European Equity Portfolio are Joanna Bowen and Keiran Gallagher. The primary portfolio manager of Founders Discovery Portfolio is Robert T. Ammann. The primary portfolio managers of Founders Growth Portfolio are Scott A. Chapman and Thomas M. Arrington. The primary portfolio manager of Founders International Equity Portfolio is Douglas A. Loeffler. The primary portfolio manager of Founders Passport Portfolio is Tracy Stouffer. The portfolio managers of Japan Portfolio are Miki Sugimoto and Martin Batty. The portfolio managers of MidCap Stock Portfolio are John O'Toole, Ronald Gala, Steven Falci, Robert Wilke, Mark Sickorski, Harry Grosse and Jocelyn Reed. The primary portfolio manager of Technology Growth Portfolio is Mark Herskovitz. The Manager, Founders and Newton maintain research departments with professional portfolio managers and securities analysts who provide research services for the Portfolios and for other funds advised by the Manager, Founders or Newton.


      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Portfolio. The Manager has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.


      The Fund, the Manager, Founders, Newton and the Distributor each have adopted a code of ethics that permits its personnel, subject to such respective code, to invest in securities, including securities that may be purchased or held by a Portfolio. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, the Manager's portfolio managers and other investment personnel must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Manager's Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Manager's Code of Ethics, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to one or more Portfolios or servicing and/or maintaining shareholder accounts. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


      Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager (or, if applicable, the Portfolio's sub-investment adviser). The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, dividends and interest on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, each Portfolio's Service shares are subject to an annual distribution fee. See "Distribution Plan (Service Shares Only)." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

      As compensation for its services, the Fund has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.

Name of Portfolio                                        Management Fee

Core Bond Portfolio                                            .60%
Core Value Portfolio                                           .75%
Emerging Leaders Portfolio                                     .90%
Emerging Markets Portfolio                                    1.25%
European Equity Portfolio                                     1.00%
Japan Portfolio                                               1.00%
MidCap Stock Portfolio                                         .75%
Technology Growth Portfolio                                    .75%
Founders Discovery Portfolio                                   .90%
Founders Growth Portfolio                                      .75%
Founders International Equity Portfolio                       1.00%
Founders Passport Portfolio                                   1.00%

      The fees payable by the Fund to the Manager with respect to each Portfolio indicated below for the periods from its commencement of operations through December 31, 1998, 1999 and/or 2000, were as follows:





                                                Management Fee Payable
                                                ----------------------
                                        1998*             1999          2000
                                        -----             ----          ----
Core Value Portfolio                    $26,068(1)        $80,234       $141,578
Midcap Stock Portfolio                  $40,453(1)        $92,701       $292,611
Founders Growth Portfolio               $4,286(2)         $30,158       $145,465
Founders International Equity Portfolio $5,388(2)         $27,223       $87,346
Founders Passport Portfolio             $13,578(2)        $73,558       $275,381
European Equity Portfolio                 N/A             $17,955(3)    $201,252
Emerging Leaders Portfolio                N/A             $871(4)       $30,529
Emerging Markets Portfolio                N/A             $1,216(4)     $26,868
Founders Discovery Portfolio              N/A             $886(4)       $66,148
Japan Portfolio                           N/A             $925(4)       $23,612
Technology Growth Portfolio               N/A             $57,840(5)    $1,151,112
Core Bond Portfolio                       N/A             N/A           $27,989(6)

                                                   Reduction in Fee
                                                   ----------------
                                        1998              1999          2000
                                        ----              ----          ----
Core Value Portfolio                    $26,068(1)        $53,959       $13,924
Midcap Stock Portfolio                  $40,453(1)        $59,994       $24,288
Founders Growth Portfolio               $4,286(2)         $30,158       $21,770
Founders International Equity Portfolio $5,388(2)         $27,223       $49,569
Founders Passport Portfolio             $13,578(2)        $73,558       $275,381
European Equity Portfolio                 N/A             $17,955(3)    $65,652
Emerging Leaders Portfolio                N/A             $871(4)       $23,673
Emerging Markets Portfolio                N/A             $1,216(4)     $26,868
Founders Discovery Portfolio              N/A             $886(4)       $38,291
Japan Portfolio                           N/A             $925(4)       $23,612
Technology Growth Portfolio               N/A             $19,780(5)    $0
Core Bond Portfolio                       N/A             N/A           $27,989(6)

                                                     Net Fee Paid
                                                     ------------
                                        1998              1999          2000
                                        ----              ----          ----
Core Value Portfolio                    $0(1)             $26,275       $127,654
Midcap Stock Portfolio                  $0(1)             $32,707       $268,323
Founders Growth Portfolio               $0(2)             $0            $123,695
Founders International Equity Portfolio $0(2)             $0            $37,777
Founders Passport Portfolio             $0(2)             $0            $0
European Equity Portfolio               N/A               $0(3)         $135,600
Emerging Leaders Portfolio              N/A               $0(4)         $6,856
Emerging Markets Portfolio              N/A               $0(4)         $0
Founders Discovery Portfolio            N/A               $0(4)         $27,857
Japan Portfolio                         N/A               $0(4)         $0
Technology Growth Portfolio             N/A               $38,060(5)    $1,151,112
Core Bond Portfolio                     N/A               N/A           $0(6)



-----------------
* The management fees payable by each Portfolio to the Manager for the fiscal year ended December 31, 1998 were waived pursuant to undertakings by the Manager, resulting in no management fees being paid by the Portfolios for the fiscal year ended December 31, 1998.
(1)   From May 1, 1998 (commencement of operations) through December 31, 1998.
(2) From September 30, 1998 (commencement of operations) through December 31, 1998.

(3)   From April 30, 1999 (commencement of operations) through December 31,
      1999.

(4)   From December 15, 1999 (commencement of operations) through December 31,
      1999.
(5)   From August 31, 1999 (commencement of operations) through December 31,
      1999.
(6)   From May 1, 2000 (commencement of operations) through December 31, 2000.

      As compensation for Founders' services, the Manager has agreed to pay Founders a monthly sub-advisory fee at the annual rate set forth below as a percentage of the relevant Founders Portfolio's average daily net assets:

                                                         Sub-Investment
Name of Portfolio                                         Advisory Fee

Founders Discovery Portfolio and Founders Growth
Portfolio
0 to $100 million of average daily net assets                   .25%
$100 million to $1 billion of average daily net assets          .20%
$1 billion to $1.5 billion of average daily net assets          .16%
$1.5 billion or more of average daily net assets                .10%

Founders International Equity Portfolio and Founders
Passport Portfolio
0 to $100 million of average daily net assets                   .35%
$100 million to $1 billion of average daily net assets          .30%
$1 billion to $1.5 billion of average daily net assets          .26%
$1.5 billion or more of average daily net assets                .20%


      The fees payable by the Manager to Founders with respect to the Founders Growth, Founders International Equity and Founders Passport Portfolios for the period September 30, 1998 (commencement of operations) through December 31, 1998, for the fiscal year ended December 31, 1999 and for the period December 15, 1999 (commencement of operations) through December 31, 1999 with respect to Founders Discovery Portfolio, were waived in their entirety by Founders pursuant to an undertaking. For the fiscal year ended December 31, 2000 with respect to Founders Discovery, Founders Growth, Founders International Equity and Founders Passport Portfolios, the Manager paid Founders $18,379, $48,492, $30,577 and $96,399, respectively, in sub-advisory fees.


      As compensation for Newton's services, the Manager has agreed to pay Newton a monthly sub-advisory fee at the annual rate set forth below as a percentage of each of the European Equity and Japan Portfolio's average daily net assets:


European Equity Portfolio and Japan Portfolio        Sub-Investment Advisory Fee

0 to $100 million of average daily net assets                    .35%
$100 million to $1 billion of average daily net assets           .30%
$1 billion to $1.5 billion of average daily net assets           .26%
$1.5 billion or more of average daily net assets                 .20%


      The fees payable by the Manager to Newton for the period May 1, 1999 (commencement of operations) through December 31, 1999 with respect to the European Equity Portfolio and for the period December 15, 1999 (commencement of operations) through December 31, 1999 and for the fiscal year ended December 31, 2000 with respect to the Japan Portfolio, were waived in their entirety by Newton pursuant to an undertaking. For the fiscal year ended December 31, 2000 with respect to the European Equity, the Manager paid Newton $45,862 in sub-advisory fees.


      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's assets increases.

      Distributor. Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A., the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as the Fund's Custodian with respect to the Core Bond, Core Value, Emerging Leaders, Founders Discovery, Founders Growth, MidCap Stock and Technology Growth Portfolios. Under a custody agreement with the Fund, Mellon Bank, N.A. holds each such Portfolio's securities and keeps all necessary accounts and records. For its custody services, Mellon Bank, N.A. receives a monthly fee based on the market value of each such Portfolio's assets held in custody and receives certain securities transaction charges.

      The Bank of New York, 100 Church Street, New York, New York 10286, serves as the Fund's custodian with respect to the Emerging Markets, European Equity, Founders International Equity, Founders Passport and Japan Portfolios. The Bank of New York has no part in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

                                HOW TO BUY SHARES


      Each Portfolio offers two classes of shares--Initial shares and Service shares. The classes are identical, except as to the expenses borne by each class which may affect performance. See "Distribution Plan (Service Shares Only)." Portfolio shares currently are offered only to separate accounts of Participating Insurance Companies. Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to Policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Portfolio shares and with respect to the availability for investment in specific classes of the Portfolios and in specific Portfolios of the Fund. The Fund does not issue share certificates.

      INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.

      Purchase orders from separate accounts based on premiums and transaction requests received by the Participating Insurance Company on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's responsibility to properly transmit purchase orders and Federal Funds in accordance with applicable requirements. Policy holders should refer to the prospectus for their contracts or policies in this regard.


      Portfolio shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time), on each day that the NYSE is open for business. For purposes of determining net asset value, options and futures will be valued 15 minutes after the close of trading on the floor of the NYSE. Net asset value per share of each class of shares is computed by dividing the value of a Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value."

                                DISTRIBUTION PLAN
                            (SERVICE SHARES ONLY)


      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to each Portfolio's Service shares pursuant to which the Portfolio pays the Distributor at an annual rate of 0.25% of the value of the average daily net assets of the Portfolio's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service class shareholders. Under the Distribution Plan, the Distributor may make payments to Participating Insurance Companies and the principal underwriters for their variable insurance products in respect of these services. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. The Board believes that there is a reasonable likelihood that the Fund's Distribution Plan will benefit each Portfolio and the holders of its Service shares.


      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. The Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear without the approval of the holders of Service shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each Portfolio, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Portfolio's Service shares.

      No payments were made pursuant to the Distribution Plan for the fiscal year ended December 31, 2000 for any Portfolio's Service shares.


                              HOW TO REDEEM SHARES

      Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND.


      Redemption requests received by the Participating Insurance Company from separate accounts on a given business day in accordance with procedures established by the Participating Insurance Company will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy holders should consult their Participating Insurance Company prospectus in this regard. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.


      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

      Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policy holders.

      Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Portfolio in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sells such securities, brokerage charges would be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                               EXCHANGE PRIVILEGE


      Investors can exchange shares of a class for shares of the same class of any other portfolio or fund managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund Policies, or for shares of any such portfolio or fund for which only one share class is available, subject to the terms and conditions relating to exchanges set forth in the applicable Participating Insurance Company prospectus. Policy holders should refer to the applicable Participating Insurance Company prospectus for more information on exchanging Portfolio shares. The Fund reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Participating Insurance Companies.


                        DETERMINATION OF NET ASSET VALUE

      Each Portfolio's investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the foreign investment securities of the Core Bond Portfolio, Core Value Portfolio, Emerging Leaders Portfolio, Emerging Markets Portfolio, European Equity Portfolio, Japan Portfolio or any Founders Portfolio. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Board. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fee (reduced by any fee waiver or expense reimbursement arrangement), and fees pursuant to the Distribution Plan, with respect to each Portfolio's Service shares, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Portfolio's shares.

      Substantially all of the Core Bond Portfolio's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

      Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Fund's Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

      NYSE Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that each Portfolio has qualified as a regulated investment company under the Code for the fiscal period ended December 31, 2000. Each Portfolio intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. As a regulated investment company, each Portfolio will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gain from options, futures or forward contracts) derived in connection with the Portfolio's investment business, (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses and (3) at least 90% of the Portfolio's net income (consisting of net investment income and net short-term capital gain) must be distributed to its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

      Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Portfolio intends to qualify for this exemption or to make its distributions in accordance with the calendar year.

      In order to maintain its qualifications as a regulated investment company, a Portfolio's ability to invest in certain types of financial instruments (for example, securities issued or acquired at a discount) may be restricted and a Portfolio may be required to maintain or dispose of its investments in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

      If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to Federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Portfolio's available earnings and profits, and Policy owners could lose the benefit of tax deferral on distributions made to the separate accounts of Participating Insurance Companies. Similarly, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, Policy owners could be subject to current tax on distributions made to the separate accounts of Participating Insurance Companies.

      Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Policy owners investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

      Certain Portfolios may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Policy owners investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

      The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios. Policy owners are urged to consult their own tax advisers for more detailed information concerning tax implications of investments in the Portfolios.

      For more information concerning the Federal income tax consequences, Policy owners should refer to the prospectus for their contracts or policies.


                             PORTFOLIO TRANSACTIONS


      General. (All Portfolios) The Manager or applicable sub-investment adviser assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager or applicable sub-investment adviser evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager or applicable sub-investment adviser. At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Manager and each sub-investment adviser have adopted written trade allocation procedures for their equity trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In allocating trades made on a combined basis, the trading desks typically seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures may allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

     Core Value Portfolio, Emerging Leaders Portfolio and MidCap Stock Portfolio are each managed by dual employees of the Manager and an affiliated entity in the Mellon organization. Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entities. While the policies and procedures of the affiliated entities are different than those of the Manager or the sub-investment advisers, they are based on the same principles, and are substantially similar.

      The Manager or applicable sub-investment adviser may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager or sub-investment adviser may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

      For the fiscal period ended December 31, 1998, 1999 and 2000, the amounts paid by the indicated Portfolios for brokerage commissions, gross spreads and concessions on principal transactions none of which was paid directly to the Manager or sub-investment adviser or the Distributor, were as follows:



Name of Portfolio                          Brokerage Commissions Paid
-----------------                          --------------------------
                                   1998             1999             2000
                                   ----             ----             ----
Core Value                         $9,350(2)        $24,894       $51,322
MidCap Stock                       $20,261(2)       $21,859       $91,426
Founders Growth                    $4,258(3)        $6,510        $43,910
Founders International Equity      $7,518(3)        $23,532       $97,918
Founders Passport                  $11,415(3)       $134,550      $737,471
European Equity                         N/A         $12,362(4)    $114,711
Emerging Leaders                        N/A         $2,569(5)     $27,242
Emerging Markets                        N/A         $5,818(5)     $13,786
Founders Discovery                      N/A         $664(5)       $10,718
Japan                                   N/A         $3,445(5)     $29,093
Technology Growth                       N/A         $10,889(6)    $128,528
Core Bond Portfolio                     N/A         N/A           $0(6)




Name of Portfolio                   Concessions on Principal Transactions
-----------------                   -------------------------------------
                                    1998           1999         2000
                                    ----           ----         ----
Core Value                         $0             $23,159    $8,244
MidCap Stock                       $0             $0         $0
Founders Growth                    $0             $1,488     $214
Founders International Equity      $0             $0         $0
Founders Passport                  $0             $0         $677
European Equity                    N/A            $0         $0
Emerging Leaders                   N/A            $0         $8,702
Emerging Markets                   N/A            $0         $0
Founders Discovery                 N/A            $0         $18,244
Japan                              N/A            $0         $0
Technology Growth                  N/A            $7,978     $111,118
Core Bond Portfolio                N/A            N/A        $0(6)

1)    From May 1, 1998 (commencement of operations) through December 31, 1998. (
2)    From September 30, 1998 (commencement of operations) through December 31,
      1998.
(3)   From April 30, 1999 (commencement of operations) through December 31,
      1999.
(4)   From December 15, 1999 (commencement of operations) through December 31,
      1999.
(5)   From August 31, 1999 (commencement of operations) through December 31,
      1999.
(6)   From May 1, 2000 (commencement of operations) through December 31, 2000.

      The brokerage commissions for certain funds were significantly greater than the previous fiscal year due to increased market volatility and increased cash flows into and out of the Funds.

      The Fund contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or Newton or their affiliates, including Dreyfus Investment Services Corporation and Dreyfus Brokerage Services, Inc. ("DBS"). The Fund's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders, Newton or their affiliates are reasonable and fair.

      For the fiscal period ended December 31, 2000, Technology Growth Portfolio paid to DBS brokerage commissions of $6,696. During this period, this amounted to approximately 5% of the aggregate brokerage commissions paid by Technology Growth Portfolio for transactions involving approximately 8% of the aggregate dollar amount of transactions for which the Technology Growth Portfolio paid brokerage commissions.

      IPO Allocations. (Core Bond Portfolio, Emerging Markets Portfolio, and Technology Growth Portfolio) Under the Manager's special trade allocation rprocedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration
(i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

      Funds managed by dual employees of the Manager and an affiliated entity are subject to the IPO procedures of the affiliated entities. While the IPO policies and procedures may differ from those of the Manager, they are based on the same principles and are substantially similar.

      IPO Allocations. (Core Value Portfolio and Emerging Leaders Portfolio) Each of these Portfolios' portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM") and each such Portfolio is subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

      IPO Allocations. (MidCap Stock Portfolio) The Portfolio's portfolio manager is a dual employee of the Manager and Mellon Equity Associates ("MEA"). Portfolio managers seeking to participate in an IPO must indicate their interest in the IPO, by account or fund and in writing, to the MEA trading operation prior to the pricing of a deal. Shares received in an offering are allocated among accounts with similar investment objectives on a pro rata basis. If a pro rata allocation among all accounts that indicated an interest in the offering would result in a position that is not meaningful to an account, MEA may allocate the shares received to less than all those accounts indicating an interest.

      IPO Allocations. (European Equity Portfolio and Japan Portfolio) Each of these Portfolios is subject to the IPO procedures of Newton. Generally, under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

      IPO Allocations. (Founders Discovery Portfolio, Founders Growth Portfolio, Founders International Equity Portfolio and Founders Passport Portfolio) Each Founders Portfolio is subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager shall give notice as soon as practicable under the circumstances.

      The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

      Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

      If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

      From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

      Soft Dollars. (All Portfolios) Subject to the policy of seeking the best combination of price and execution, a Portfolio may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit the Manager or applicable sub-investment adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager or a sub-investment adviser may have both a research function and a non-research administrative function (a "mixed use"). If the Manager or sub-investment adviser determines that any research product or service has a mixed use, the Manager or sub-investment adviser will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager or sub-investment adviser determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager or sub-investment adviser in hard dollars. Any such allocation may create a conflict of interest for the Manager or sub-investment adviser.

      Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

      The Manager or applicable sub-investment adviser generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager or sub-investment adviser to compensate the selected brokerage firm for research provided. The Manager or applicable sub-investment adviser endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager or sub-investment adviser believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager or applicable sub-investment adviser may receive a benefit from the research services and products that is not passed on to a Portfolio in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager or applicable sub-investment adviser in providing investment advice to any of the Portfolio's or clients it advises. Likewise, information made available to the Manager or applicable sub-investment adviser from brokerage firms effecting securities transactions for a Portfolio may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Portfolio or client and the indirect benefits received by that Portfolio or client.


The aggregate amount of transactions during the fiscal period ended December 31, 2000 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:




Name of Portfolio              Transaction Amount         Commissions and
                                                          Concessions

Core Value                       $0                      $0
MidCap Stock                     $0                      $0
Founders Growth                  $0                      $0
Founders International Equity    $0                      $0
Founders Passport                $0                      $0
European Equity                  $0                      $0
Emerging Leaders                 $2,170,193              $6,265
Emerging Markets                 $1,738,679              $3,484
Founders Discovery               $0                      $0
Japan                            $0                      $0
Technology Growth                $58,779,201             $35,280
Core Bond(1)                     $0                      $0
----------------
(1)   From May 1, 2000 (commencement of operations) through December 31, 2000.




                             PERFORMANCE INFORMATION

      Performance figures for the Portfolios will not reflect the separate charges applicable to the Policies offered by Participating Insurance Companies.


      The current yield for the 30-day period ended December 31, 2000 for Core Bond Portfolio was 5.89%, which reflects the waiver of a portion of the management fee by the Manager. Had a portion of its management fee not been waived, Core Bond Portfolio's current yield for the 30-day period ended December 31, 2000 would have been 5.55%.


      Current yield is computed pursuant to a formula which operates as follows:
The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by such Portfolio during the period. That result is then divided by the product of: (a) the average daily number of such Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      The average annual total return for the periods indicated ended December 31, 2000, for Initial shares of the indicated Portfolios was as follows:


                                               Average Annual   Average Annual
Name of Portfolio/Class                        Total Return     Total Return
-----------------------                        One Year         Since Inception
                                               --------------   ----------------

Core Value - Initial shares                      12.06%             9.26%(1)
Midcap Stock - Initial shares                     8.28%             6.04%(1)
Founders Growth - Initial shares                -25.40%            13.04%(2)
Founders International Equity - Initial shares  -17.41%            20.52%(2)
Founders Passport - Initial shares              -25.76%            20.12%(2)
European Equity - Initial shares                 -2.00%            15.08%(3)
Emerging Leaders - Initial Shares                31.70%            39.28%(4)
Emerging Markets - Initial Shares               -31.81%           -24.59%(4)
Founders Discovery - Initial Shares             -13.02%             3.19%(4)
Japan - Initial Shares                           -8.92%            -6.22%(4)
Technology Growth - Initial Shares              -26.98%            10.00%(5)


------------------------------------
(1)   From May 1, 1998 (commencement of operations) through December 31, 2000.
(2) From September 30, 1998 (commencement of operations) through December 31, 2000.
(3)   From April 30, 1999 (commencement of operations) through December 31,
      2000.
(4)   From December 15, 1999 (commencement of operations) through December
      31, 2000

(5)   From August 31, 1999 (commencement of operations) through December 31,
      2000


      No average annual total return figures are provided for the Core Bond Portfolio since it had not completed a full year of operations as of the date of the performance figures provided for the other Portfolios.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      Total return (not annualized) for the periods indicated ended December 31, 2000, for Initial shares of the indicated Portfolios was as follows:


                                          Total Return
Name of Portfolio/Class                   (Not Annualized)

Core Value - Initial shares                        26.67%(1)
Midcap Stock - Initial shares                      16.95%(1)
Founders Growth - Initial shares                   31.91%(2)
Founders International Equity - Initial shares     52.46%(2)
Founders Passport - Initial shares                 51.34%(2)
European Equity - Initial shares                   26.62%(3)
Emerging Leaders - Initial shares                  41.61%(4)
Emerging Markets  - Initial shares                -25.64%(4)
Founders Discovery - Initial shares                -3.35%(4)
Japan - Initial shares                             -6.52%(4)
Technology Growth - Initial shares                 13.62%(5)
Core Bond - Initial Shares                          8.61%(6)


-------------------

(1)   From May 1, 1998 (commencement of operations) through December 31, 2000.
(2) From September 30, 1998 (commencement of operations) through December 31, 2000.
(3)   From April 30, 1999 (commencement of operations) through December 31,
      2000.
(4)   From December 15, 1999 (commencement of operations) through December 31,
      2000.
(5)   From August 31, 1999 (commencement of operations) through December 31,
      2000.
(6)   From May 1, 2000 (commencement of operations) through December 31, 2000.

      Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      No performance data has been provided for Service shares of the Portfolios because the Fund commenced offering such shares on December 31, 2000.

      Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Policy owners should consult the prospectus for their Policy.

      Calculations of the Portfolios' performance information may reflect absorbed expenses pursuant to any undertaking that may be in effect. Comparative performance information may be used from time to time in advertising a Portfolio's shares, including data from Lipper Analytical Services, Inc., the Aggregate Bond Index, Government/Corporate Bond Index, CDA Technologies Indexes, Consumer Price Index, IBC's Money Fund Report(TM), International Finance Corporation Index, Money Magazine, Bank Rate Monitor(TM), Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Russell 2000(R) Index, Russell 2500(R) Index, Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, MSCI Europe Index, MSCI World (ex US) Index, MSCI Japan Index, the Dow Jones Industrial Average, Morningstar, Inc., Value Line Mutual Fund Survey and other industry publications.

      From time to time, advertising materials for a Portfolio may refer to or discuss then-current or past economic or financial conditions, developments and/or events. From time to time, advertising materials for a Portfolio also may refer to Morningstar ratings and related analyses supporting the rating, and may refer to, or include, commentary by the Portfolio's portfolio managers relating to their investment strategy, asset growth of the Portfolio, current or past business, political, economic or financial conditions and other matters of general interest to shareholders.


                  INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio's shares are classified into two classes. Each Portfolio share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Each Portfolio share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of 12 Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the rule.

      The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.


      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund. The auditors examine the Fund's financial statements and provide other audit, tax and related services.




                                    APPENDIX


                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

Long-term

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

Long-term investment grade

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'





                          DREYFUS INVESTMENT PORTFOLIOS

                            PART C. OTHER INFORMATION
                        --------------------------------


Item 23.    Exhibits
-------     ----------


     (a) Registrant's Agreement and Declaration of Trust is incorporated by reference to the Registration Statement on Form N-1A, filed on February 28, 1998.

     (b) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on February 14, 2000.

   (d)(1) Revised Management Agreement is incorporated by reference to Exhibit
          (d)(1)  of  Post-Effective   Amendment  No.  11  to  the  Registration
          Statement on Form N-1A, filed on February 14, 2000.

   (d)(2) Sub-Investment Advisory Agreements are incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 15, 1999.


     (e)  Distribution Agreement.

     (g)  Form of Custody Agreement.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on April 24, 1998.


     (j)  Consent of Independent Auditors.


     (m) Distribution (12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on October 31, 2000.

     (o) Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on October 31, 2000.


  (p)(1)  Code of Ethics adopted by the Registrant.

  (p)(2) Code of Ethics adopted by the Sub-Investment Advisers to the Registrant.




Item 23.    Exhibits. - List (continued)
-------     -----------------------------------------------------

            Other Exhibits
            --------------

                  (a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 14, 2000.

                  (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 14, 2000.

Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     -------------------------------------------------------

            Not Applicable

Item 25.    Indemnification
-------     ---------------

            The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on September 15, 1998.


            Reference is also made to the Distribution Agreement attached as Exhibit (e).


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals





ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates

CHRISTOPHER M. CONDRON             Franklin Portfolio Associates,        Director                      1/97 - Present
Chairman of the Board and          LLC*
Chief Executive Officer
                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present
                                                                         President                     10/97 - 6/98
                                                                         Chairman                      10/97 - 6/98

                                   The Boston Company                    Director                      1/98 - Present
                                   Asset Management, LLC*                Chairman                      1/98 - 6/98
                                                                         President                     1/98 - 6/98

                                   The Boston Company                    President                     9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                      4/95 - 1/98
                                                                         Director                      4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                      1/97 - Present

                                   Certus Asset Advisors Corp.**         Director                      6/95 - Present

                                   Mellon Capital Management             Director                      5/95 - Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                       5/95 - 1/98

                                   Mellon Equity Associates, LLP+        Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                       5/95 - 1/98

                                   Boston Safe Advisors, Inc.*           Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Mellon Bank, N.A. +                   Director                      1/99 - Present
                                                                         Chief Operating Officer       3/98 - Present
                                                                         President                     3/98 - Present
                                                                         Vice Chairman                 11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer       1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 11/94 - 1/99

                                   Founders Asset Management,            Chairman                      12/97 - Present
                                   LLC****                               Director                      12/97 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/94 - Present
                                                                         Director                      5/93 - Present

                                   Laurel Capital Advisors, LLP+         Executive Committee           1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                       10/93 - 1/98

                                   Boston Safe Deposit and Trust         Director                      5/93 - Present
                                   Company*

                                   The Boston Company Financial          President                     6/89 - 1/97
                                   Strategies, Inc. *                    Director                      6/89 - 1/97

MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

BURTON C. BORGELT                  DeVlieg Bullard, Inc.                 Director                      1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                      6/91 - Present

                                   Mellon Bank, N.A. +                   Director                      6/91 - Present

                                   Dentsply International, Inc.          Director                      2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                      3/93 - Present
                                   Lincolnshire, IL

STEPHEN E. CANTER                  Dreyfus Investment                    Chairman of the Board         1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                      5/95 - Present
Officer, Chief Investment                                                President                     5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

RONALD P. O'HANLEY                 Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present
Vice Chairman
                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present


MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Executive Vice President,
and Secretary                      The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director of Investments and
Senior Vice President
                                   Gruntal & Co., LLC                    Executive Vice President      5/97 - 11/99
                                   New York, NY                          Partner                       5/97 - 11/99
                                                                         Executive Committee           5/97 - 11/99
                                                                         Member
                                                                         Board of Directors            5/97 - 11/99
                                                                         Member
                                                                         Treasurer                     5/97 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Senior Vice President - Product                                          Marketing and Advertising
Development                                                              Division


PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications





WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++







MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.





Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Premier Fixed Income Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Funds
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
61)      Dreyfus Pennsylvania Municipal Money Market Fund
62)      Dreyfus Premier California Municipal Bond Fund
63)      Dreyfus Premier Equity Funds, Inc.
64)      Dreyfus Premier International Funds, Inc.
65)      Dreyfus Premier GNMA Fund
66)      Dreyfus Premier Opportunity Funds
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Value Equity Funds
72)      Dreyfus Short-Intermediate Government Fund
73)      Dreyfus Short-Intermediate Municipal Bond Fund
74)      The Dreyfus Socially Responsible Growth Fund, Inc.
75)      Dreyfus Stock Index Fund
76)      Dreyfus Tax Exempt Cash Management
77)      The Dreyfus Premier Third Century Fund, Inc.
78)      Dreyfus Treasury Cash Management
79)      Dreyfus Treasury Prime Cash Management
80)      Dreyfus Variable Investment Fund
81)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)      General California Municipal Bond Fund, Inc.
83)      General California Municipal Money Market Fund
84)      General Government Securities Money Market Funds, Inc.
85)      General Money Market Fund, Inc.
86)      General Municipal Bond Fund, Inc.
87)      General Municipal Money Market Funds, Inc.
88)      General New York Municipal Bond Fund, Inc.
89)      General New York Municipal Money Market Fund




(b)

                                                                                                 Positions and
Name and principal                                                                               offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President and Director                      None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer  and Director                      None
James Book **                         Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             Assistant
                                                                                                 Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA 90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108



Item 28.    Location of Accounts and Records
-------     --------------------------------

            1.    Mellon Bank, N.A.
                  One Mellon Bank Center
                  Pittsburgh, Pennsylvania 15258

            2.    The Bank of New York
                  100 Church Street
                  New York, New York 10286

            3.    Dreyfus Transfer, Inc.
                  P.O. Box 9671
                  Providence, Rhode Island 02940-9671

            4.    The Dreyfus Corporation
                  200 Park Avenue
                  New York, New York 10166

            5.    Founders Asset Management
                  Founders Financial Center
                  2930 East Third Avenue
                  Denver, Colorado 80206

Item 29.    Management Services
-------     -------------------

                                 Not Applicable

Item 30.    Undertakings
-------     ------------

            None




                                   SIGNATURES
                                  -------------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of April, 2001.



            DREYFUS INVESTMENT PORTFOLIOS

            BY:   /s/ STEPHEN E. CANTER*
                  ----------------------
                       STEPHEN E. CANTER, PRESIDENT

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signatures                       Title                   Date



/s/Stephen E. Canter*               President (Principal Executive      04/25/01
------------------------------      Officer)
   Stephen E. Canter

/s/Joseph Connolly*                 Treasurer (Principal Financial      04/25/01
------------------------------      and Accounting Officer)
   Joseph Connolly


/s/Joseph S. DiMartino*             Chairman of the Board               04/25/01
------------------------------
    Joseph S. DiMartino

/s/Clifford L. Alexander, Jr.*      Trustee                             04/25/01
------------------------------
    Clifford L. Alexander, Jr.

/s/Lucy Wilson Benson*              Trustee                             04/25/01
------------------------------
    Lucy Wilson Benson




*BY:  /s/Jeff Prusnofsky
      -------------------
         Jeff Prusnofsky
         Attorney-in-Fact



                                  EXHIBIT INDEX


Exhibits

      (e)    Distribution Agreement.

      (g)    Form of Custody Agreement.

      (j)    Consent of Independent Auditors.

      (p)(1) Code of Ethics adopted by the Registrant.

      (p)(2) Code of Ethics adopted by the Sub-Investment Advisers to the Registrant.